                                                                     Exhibit 4.1


================================================================================

================================================================================


                                    QLT INC.

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

                           ---------------------------

                                    INDENTURE

                           Dated as of August 15, 2003

                           ---------------------------









                         US$150,000,000 Principal Amount


                      3% CONVERTIBLE SENIOR NOTES DUE 2023


================================================================================

================================================================================

                              CROSS-REFERENCE TABLE

  TIA                                                                                   Indenture
Section                                                                                  Section
-------                                                                                 ----------
310(a)(1)........................................................................           7.10
      (a)(2).....................................................................           7.10
      (a)(3).....................................................................           N.A.
      (a)(4).....................................................................           N.A.
      (a)(5).....................................................................           N.A.
      (b)........................................................................           7.08; 7.10; 11.02
      (c)........................................................................           N.A.
311(a)...........................................................................           7.11
      (b)........................................................................           7.11
      (c)........................................................................           N.A.
312(a)...........................................................................           2.05
      (b)........................................................................          11.03
      (c)........................................................................          11.03
313(a)...........................................................................           7.06
      (b)(1).....................................................................           N.A.
      (b)(2).....................................................................           7.06
      (c)........................................................................           7.06; 11.02
      (d)........................................................................           7.06
314(a)...........................................................................           4.03
      (b)........................................................................           N.A.
      (c)(1).....................................................................          11.04
      (c)(2).....................................................................          11.04
      (c)(3).....................................................................           N.A.
      (d)........................................................................           N.A.
      (e)........................................................................          11.05
      (f)........................................................................           N.A.
315(a)...........................................................................           7.01(B)
      (b)........................................................................           7.05; 11.02
      (c)........................................................................           7.01(A)
      (d)........................................................................           7.01(C)
      (e)........................................................................           6.11
316(a) (last sentence)...........................................................           2.09
      (a)(1)(A)..................................................................           6.05
      (a)(1)(B)..................................................................           6.04
      (a)(2).....................................................................           N.A.
      (b)........................................................................           6.07
      (c)........................................................................           N.A.
317(a)(1)........................................................................           6.08
      (a)(2).....................................................................           6.09
      (b)........................................................................           2.04
318(a)...........................................................................          11.01


                                       I

                                TABLE OF CONTENTS


                                                                                                                Page

I.       DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................1

         1.01 Definitions.........................................................................................1
         1.02 Other Definitions...................................................................................5
         1.03 Incorporation by Reference of Trust Indenture Act...................................................6
         1.04 Rules of Construction...............................................................................7

II.      THE SECURITIES...........................................................................................7

         2.01 Form and Dating.....................................................................................7
         2.02 Execution and Authentication........................................................................8
         2.03 Registrar, Paying Agent and Conversion Agent........................................................9
         2.04 Paying Agent to Hold Money in Trust.................................................................9
         2.05 Securityholder Lists................................................................................9
         2.06 Transfer and Exchange..............................................................................10
         2.07 Replacement Securities.............................................................................10
         2.08 Outstanding Securities.............................................................................10
         2.09 Securities Held by the Company or an Affiliate.....................................................11
         2.10 Temporary Securities...............................................................................11
         2.11 Cancellation.......................................................................................12
         2.12 Defaulted Interest.................................................................................12
         2.13 CUSIP Numbers......................................................................................12
         2.14 Deposit of Moneys..................................................................................12
         2.15 Book-Entry Provisions for Global Securities........................................................13
         2.16 Special Transfer Provisions........................................................................13
         2.17 Restrictive Legends................................................................................15
         2.18 Ranking............................................................................................15

III.     REDEMPTION..............................................................................................15

         3.01 Right of Redemption................................................................................15
         3.02 Notices to Trustee.................................................................................16
         3.03 Selection of Securities to Be Redeemed.............................................................16
         3.04 Notice of Redemption...............................................................................16
         3.05 Effect of Notice of Redemption.....................................................................17
         3.06 Deposit of Redemption Price........................................................................18
         3.07 Securities Redeemed in Part........................................................................18
         3.08 Redemption of Securities for Tax Reasons...........................................................18
         3.09 Purchase of Securities at Option of the Holder.....................................................23
         3.10 Repurchase at Option of Holder upon a Repurchase Event.............................................26
         3.11 Conversion Arrangement on Call for Redemption......................................................31


                                                                                                                Page

IV.      COVENANTS...............................................................................................32

         4.01 Payment of Securities..............................................................................32
         4.02 Maintenance of Office or Agency....................................................................32
         4.03 Reports............................................................................................32
         4.04 Compliance Certificate.............................................................................33
         4.05 Stay, Extension and Usury Laws.....................................................................33
         4.06 Corporate Existence................................................................................33
         4.07 Notice of Default..................................................................................33
         4.08 Payment of Additional Amounts......................................................................33

V.       SUCCESSORS..............................................................................................35

         5.01 When Company May Merge, etc........................................................................35
         5.02 Successor Substituted..............................................................................35

VI.      DEFAULTS AND REMEDIES...................................................................................36

         6.01 Events of Default..................................................................................36
         6.02 Acceleration.......................................................................................37
         6.03 Other Remedies.....................................................................................38
         6.04 Waiver of Past Defaults............................................................................38
         6.05 Control by Majority................................................................................38
         6.06 Limitation on Suits................................................................................39
         6.07 Rights of Holders to Receive Payment...............................................................39
         6.08 Collection Suit by Trustee.........................................................................39
         6.09 Trustee May File Proofs of Claim...................................................................40
         6.10 Priorities.........................................................................................40
         6.11 Undertaking for Costs..............................................................................40

VII.     TRUSTEE.................................................................................................41

         7.01 Duties of Trustee..................................................................................41
         7.02 Rights of Trustee..................................................................................41
         7.03 Individual Rights of Trustee.......................................................................43
         7.04 Trustee's Disclaimer...............................................................................43
         7.05 Notice of Defaults.................................................................................43
         7.06 Reports by Trustee to Holders......................................................................43
         7.07 Compensation and Indemnity.........................................................................44
         7.08 Replacement of Trustee.............................................................................44
         7.09 Successor Trustee by Merger, etc...................................................................45
         7.10 Eligibility; Disqualification......................................................................45
         7.11 Preferential Collection of Claims Against Company..................................................46

VIII.    DISCHARGE OF INDENTURE..................................................................................46

         8.01 Termination of the Obligations of the Company......................................................46
         8.02 Application of Trust Money.........................................................................46


                                                                                                                Page

         8.03 Repayment to Company...............................................................................46
         8.04 Reinstatement......................................................................................47

IX.      AMENDMENTS..............................................................................................47

         9.01 Without Consent of Holders.........................................................................47
         9.02 With Consent of Holders............................................................................48
         9.03 Compliance with Trust Indenture Act................................................................49
         9.04 Revocation and Effect of Consents..................................................................49
         9.05 Notation on or Exchange of Securities..............................................................49
         9.06 Trustee Protected..................................................................................49

X.       CONVERSION..............................................................................................50

         10.01 Conversion Privilege; Restrictive Legends.........................................................50
         10.02 Conversion Procedure..............................................................................50
         10.03 Fractional Shares.................................................................................51
         10.04 Taxes on Conversion...............................................................................51
         10.05 Company to Provide Stock..........................................................................52
         10.06 Adjustment of Conversion Rate.....................................................................52
         10.07 No Adjustment.....................................................................................56
         10.08 Other Adjustments.................................................................................57
         10.09 Adjustments for Tax Purposes......................................................................57
         10.10 Notice of Adjustment..............................................................................57
         10.11 Notice of Certain Transactions....................................................................58
         10.12 Effect of Reclassifications, Consolidations, Amalgamations, Statutory Arrangements,
                 Mergers, Binding Share Exchanges or Sales on Conversion Privilege...............................58
         10.13 Trustee's Disclaimer..............................................................................59

XI.      MISCELLANEOUS...........................................................................................60

         11.01 Trust Indenture Act Controls......................................................................60
         11.02 Notices...........................................................................................60
         11.03 Communication by Holders with Other Holders.......................................................61
         11.04 Certificate and Opinion as to Conditions Precedent................................................61
         11.05 Statements Required in Certificate or Opinion.....................................................61
         11.06 Rules by Trustee and Agents.......................................................................62
         11.07 Legal Holidays....................................................................................62
         11.08 Duplicate Originals...............................................................................62
         11.09 Governing Law.....................................................................................62
         11.10 No Adverse Interpretation of Other Agreements.....................................................62
         11.11 Successors........................................................................................63
         11.12 Separability......................................................................................63
         11.13 Table of Contents, Headings, etc..................................................................63
         11.14 Calculations in Respect of the Securities.........................................................63
         11.15 Judgment Currency.................................................................................63

                                                                                                                Page

         11.16 Appointment of Agent for Service of Process.......................................................64


Exhibit A.........-        Form of Global Security

Exhibit B-1.......-        Form of Private Placement Legend

Exhibit B-2.......-        Form of Legend for Global Security

Exhibit C.........-        Form of Notice of Transfer Pursuant to Registration Statement

Exhibit D.........-        Form of Opinion of Counsel in Connection with Registration of Securities

         INDENTURE, dated as of August 15, 2003 between QLT Inc., a British Columbia company (the "COMPANY"), and The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 3% Convertible Senior Notes due 2023 (the "SECURITIES").

              I.       DEFINITIONS AND INCORPORATION BY REFERENCE

1.01     DEFINITIONS.

         "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For this purpose, "control" shall mean the power to direct the management and policies of a person through the ownership of securities, by contract or otherwise.

         "BID SOLICITATION AGENT" means a Company-appointed agent that performs the calculations pursuant to ARTICLE X and PARAGRAPH 12 of the Securities.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee thereof authorized to act for it hereunder.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "CANADIAN TAX ACT" means the Income Tax Act (Canada).

         "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person and all warrants or options to acquire such capital stock.

         "CLOSING SALE PRICE" means the price of a Common Share on the relevant date, determined (a) on the basis of the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date on the U.S. principal national securities exchange on which the Common Shares are listed; or (b) if the Common Shares are not listed on a U.S. national securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System; or (c) if not so quoted, as reported by National Quotation Bureau, Incorporated or a similar organization. In the absence of a quotation, the Closing Sale Price shall be such price as the Company shall reasonably determine on the basis of such quotations as most accurately reflecting the price that a fully informed buyer, acting on his own accord, would pay to a fully informed seller, acting on his own accord in an arms-length transaction, for a Common Share.

         "COMMON SHARE" means the common shares, without par value, of the Company, or such other Capital Stock of the Company into which the Company's common shares are reclassified or changed.

         "COMPANY" means the party named as such above until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, any Executive Vice President or any Senior Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "CONVERSION RATE" means the number of Common Shares issuable upon conversion of a Security per $1,000 principal amount, which Conversion Rate shall initially be 56.1892 Common Shares per $1,000 principal amount, subject to adjustment as provided in ARTICLE X.

         "CONVERSION PRICE" means, as of any date of determination, the dollar amount derived by dividing $1,000 principal amount by the Conversion Rate then in effect.

         "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in SECTION 11.02 or such other address as the Trustee may give notice of to the Company.

         "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "DEPOSITARY" means The Depository Trust Company, its nominees and successors.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered on the Registrar's books.

         "INDEBTEDNESS" means, with respect to any person, the principal of, and premium, if any, and interest on and all other obligations in respect of (a) all indebtedness of such person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities), (b) all obligations (other than trade payables) incurred by such person in the acquisition (whether by way of purchase, merger, consolidation, amalgamation, statutory arrangement or otherwise and whether by such person or another person) of any business, real property or other assets, (c) all reimbursement obligations of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (d) all capital lease obligations of such person, (e) all net obligations of such person under interest rate swap, currency exchange or similar agreements of such person, (f) all obligations and other liabilities, contingent or otherwise, under any lease or related document, including a purchase agreement, conditional sale or other title retention agreement, in connection with the lease of real property or improvements thereon (or any personal property included as part of any such lease) which provides that such person is contractually obligated to purchase or cause a third party to purchase the leased property or pay an agreed-upon residual value of the leased property, including such person's obligations under such lease or related document to purchase or cause a third party to purchase such leased property or pay an agreed-upon residual value of the leased property to the lessor, (g) guarantees by such person of indebtedness described in CLAUSES (a) THROUGH (f) of another person, and (h) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any indebtedness, obligation, guarantee or liability of the kind described in CLAUSES (a) THROUGH (g).

         "INDENTURE" means this Indenture as amended or supplemented from time to time.

         "INITIAL PURCHASERS" means UBS Securities LLC and CIBC World Markets Corp.

         "INTEREST" includes liquidated damages, unless the context otherwise requires.

         "ISSUE DATE" means August 15, 2003.

         "LIQUIDATED DAMAGES" has the meaning ascribed to it in the Registration Rights Agreement.

         "MATURITY DATE" means September 15, 2023.

         "NOTICE OF ELECTION UPON TAX REDEMPTION" means a Notice of Election Upon Tax Redemption in the form set forth in the Securities.

         "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President, any Senior Vice President, the Treasurer or the Secretary of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed by two (2) Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

         "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel for the Company, or other counsel reasonably acceptable to the Trustee.

         "OPTION" means the Initial Purchasers' option to acquire up to US$22,500,000 of additional Securities ("ADDITIONAL Securities") as provided for in the Purchase Agreement.

         "PERSON" or "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "PURCHASE AGREEMENT" means the Purchase Agreement dated as of August 12, 2003 between the Company and the Initial Purchasers.

         "PURCHASE NOTICE" means a Purchase Notice in the form set forth in the Securities.

         "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

         "REDEMPTION DATE" means the date specified for Redemption of the Securities in accordance with the terms of the Securities and this Indenture.

         "REDEMPTION PRICE" means, with respect to a Security to be redeemed by the Company in accordance with ARTICLE III, one hundred percent (100%) of the outstanding principal amount of such Security to be redeemed.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof between the Company and the Initial Purchasers.

         "RESPONSIBLE OFFICER" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED SECURITY" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

         "RIGHTS AGREEMENT" means that certain Shareholder Rights Plan Agreement, as amended and restated, between the Company and Computer Share Trust Company of Canada, dated March 17, 2002, as the same may be amended, supplemented or superceded.

         "RULE 144A" means Rule 144A under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES" means the 3% Convertible Senior Notes due 2023 issued by the Company pursuant to this Indenture.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY AGENT" means any Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent or co-Registrar or co-agent.

         "SIGNIFICANT SUBSIDIARY" with respect to any person means any subsidiary of such person that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Securities Act, as such regulation is in effect on the date of this Indenture.

         "SUBSIDIARY" means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more of its subsidiaries or (ii) any other person (other than a corporation) in which the

Company, one or more its subsidiaries or the Company and one or more its subsidiaries, directly or indirectly, at the date of determination thereof, have at least majority ownership interest.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in
SECTION 9.03.

         "TRADING DAY" means a day during which trading in securities generally occurs on the principal national or regional securities exchange in the United States on which the Common Shares are then listed or, if the Common Shares are not listed on a national or regional securities exchange in the United States, on the National Association of Securities Dealers Automated Quotation System or, if the Common Shares are not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Shares are then traded.

         "TRADING PRICE" means, on any date, the average of the secondary market bid quotations for the Securities obtained by the Bid Solicitation Agent on behalf of the Trustee for five million U.S. dollars (US$5,000,000) principal amount of Securities at approximately 4:00 p.m., New York City time, on such date, from three (3) independent, nationally recognized securities dealers selected by the Company; provided, that if the Bid Solicitation Agent on behalf of the Trustee can reasonably obtain only two (2) such bids, then the average of such two (2) bids shall instead be used; provided further, that if the Bid Solicitation Agent on behalf of the Trustee can reasonably obtain only one (1) such bid, then such bid shall instead be used; provided further, that if the Bid Solicitation Agent on behalf of the Trustee cannot reasonably obtain at least one (1) such bid, or if, in the Company's reasonable judgment, the bid quotation or quotations so obtained by the Bid Solicitation on behalf of the Trustee are not indicative of the secondary market value of the Securities, then, in each case, the Trading Price per $1,000 principal amount of Securities on the applicable date of determination shall be deemed to be equal to the product of
(I) the Conversion Rate in effect on such date of determination and (II) ninety five percent (95%) of the average Closing Sale Price on such date of determination.

         "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions hereof and thereafter means the successor.

         "VOTING STOCK" of any Person means the total voting power of all classes of the Capital Stock of such Person entitled to vote generally in the election of directors of such Person.

1.02     OTHER DEFINITIONS.

                   Term                                                              Defined in Section
                   ----                                                              ------------------

          "ADDITIONAL AMOUNTS"..........................................                     4.08
          "ADDITIONAL SECURITIES".......................................                     1.01
          "AGGREGATE AMOUNT"............................................                    10.06
          "BANKRUPTCY LAW"..............................................                     6.01
          "BUSINESS DAY"................................................                    11.07
          "CANADIAN TAXES"..............................................                     4.08
          "CHANGE IN CONTROL"...........................................                     3.10
          "CONVERSION AGENT"............................................                     2.03



          "CONVERSION DATE".............................................                    10.02
          "CONVERSION SHARES"...........................................                    10.06
          "CUSTODIAN"...................................................                     6.01
          "DETERMINATION DATE"..........................................                    10.06
          "DISTRIBUTION DATE"...........................................                    10.06
          "EVENT OF DEFAULT"............................................                     6.01
          "EXPIRATION DATE".............................................                    10.06
          "EXCLUDED HOLDER".............................................                     4.08
          "EXPIRATION TIME".............................................                    10.06
          "GLOBAL SECURITY".............................................                     2.01
          "INELIGIBLE CONSIDERATION"....................................                    10.12
          "JUDGMENT CURRENCY"...........................................                    11.15
          "LEGAL HOLIDAY"...............................................                    11.07
          "NOTICE OF DEFAULT"...........................................                     6.01
          "OPTION PURCHASE DATE"........................................                     3.09
          "OPTION PURCHASE NOTICE"......................................                     3.09
          "OPTION PURCHASE PRICE".......................................                     3.09
          "PARTICIPANTS"................................................                     2.15
          "PAYING AGENT"................................................                     2.03
          "PHYSICAL SECURITIES".........................................                     2.01
          "PRESCRIBED SECURITIES".......................................                    10.12
          "PRIVATE PLACEMENT LEGEND"....................................                     2.17
          "PURCHASED SHARES"............................................                    10.06
          "RATE(s) OF EXCHANGE".........................................                    11.15
          "REDEMPTION"..................................................                     3.01
          "REGISTRAR"...................................................                     2.03
          "REPURCHASE AT HOLDER'S OPTION"...............................                     3.01
          "REPURCHASE DATE".............................................                     3.10
          "REPURCHASE EVENT"............................................                     3.10
          "REPURCHASE EVENT NOTICE".....................................                     3.10
          "REPURCHASE PRICE"............................................                     3.10
          "REPURCHASE RIGHT"............................................                     3.10
          "REPURCHASE UPON REPURCHASE EVENT"............................                     3.01
          "RESALE RESTRICTION TERMINATION DATE".........................                     2.17
          "RIGHTS"......................................................                    10.06
          "TAX REDEMPTION"..............................................                     3.01
          "TAX REDEMPTION DATE".........................................                     3.08
          "TAX REDEMPTION PRICE"........................................                     3.08
          "TERMINATION OF TRADING"......................................                     3.10


1.03     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "COMMISSION" means the SEC;
         "INDENTURE SECURITIES" means the Securities;
         "INDENTURE SECURITY HOLDER" means a Securityholder or a Holder; "INDENTURE TO BE QUALIFIED" means this Indenture;
         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and "OBLIGOR" on the indenture securities means the Company or any successor.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

1.04     RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) words in the singular include the plural and in the plural include the singular;

                  (v) provisions apply to successive events and transactions;

                  (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (vii) references to currency shall mean the lawful currency of the United States of America, unless expressly provided otherwise.

                               II. THE SECURITIES

2.01     FORM AND DATING.

         The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in EXHIBIT A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

         Securities offered and sold in reliance on Rule 144A under the Securities Act shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in EXHIBIT A (the "GLOBAL SECURITY"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and bearing the legends set forth in EXHIBITS B-1 and B-2. The aggregate principal amount of the

Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided; provided, that in no event shall the aggregate principal amount of the Global Security or Securities exceed US$150,000,000 (or US$172,500,000 if the Initial Purchasers elect to purchase Additional Securities pursuant to the Option).

         Securities issued in exchange for interests in a Global Security pursuant to SECTION 2.15 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in EXHIBIT A (the "PHYSICAL SECURITIES") and, if applicable, bearing any legends required by
SECTION 2.17.

2.02     EXECUTION AND AUTHENTICATION.

         One Officer shall sign the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         Upon a written order of the Company signed by one Officer of the Company, the Trustee shall authenticate Securities for original issue in the aggregate principal amount of US$150,000,000 and such additional principal amount, if any, as shall be determined pursuant to the next sentence of this
SECTION 2.02. Upon receipt by the Trustee of an Officers' Certificate stating that the Initial Purchasers have elected to purchase from the Company a specified principal amount of Additional Securities, not to exceed US$22,500,000, pursuant to the Option, the Trustee shall authenticate and deliver such specified principal amount of Additional Securities to or upon the written order of the Company signed as provided in the immediately preceding sentence. Such Officers' Certificate must be received by the Trustee not later than the proposed date for delivering of such Additional Securities. The aggregate principal amount of Securities outstanding at any time may not exceed US$172,500,000.

         Upon a written order of the Company signed by two (2) Officers or by an Officer and an Assistant Treasurer of the Company, the Trustee shall authenticate Securities not bearing the Private Placement Legend to be issued to the transferee when sold pursuant to an effective registration statement under the Securities Act as set forth in SECTION 2.16(B).

         The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Security Agent. An authenticating agent has the same rights as a Security Agent to deal with the Company and its Affiliates.

         If a written order of the Company pursuant to this SECTION 2.02 has been, or simultaneously is, delivered, any instructions by the Company to the Trustee with respect to endorsement, delivery or redelivery of a Security issued in global form shall be in writing but need not comply with SECTION 11.04 hereof and need not be accompanied by an Opinion of Counsel.

         The Securities shall be issuable only in registered form without interest coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

2.03     REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

         The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for payment ("PAYING AGENT") and an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-Registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "REGISTRAR" includes any co-Registrar; the term "PAYING AGENT" includes any additional paying agent; and the term "CONVERSION AGENT" includes any additional conversion agent.

         The Company shall enter into an appropriate agency agreement with any Security Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Security Agent. The Company shall notify the Trustee of the name and address of any Security Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

         The Company initially appoints the Trustee as Paying Agent, Registrar, Conversion Agent and Bid Solicitation Agent.

2.04     PAYING AGENT TO HOLD MONEY IN TRUST.

         Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all moneys held by the Paying Agent for the payment of the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

2.05     SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

2.06     TRANSFER AND EXCHANGE.

         Subject to SECTIONS 2.15 and 2.16 hereof, where Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee, as the case may be, shall not be required (A) to issue, authenticate, register the transfer of or exchange any Security (i) during a period beginning at the opening of business fifteen (15) days before the mailing of a notice of redemption of the Securities selected for Redemption under SECTION 3.04, or for Tax Redemption under SECTION 3.08, and ending at the close of business on the day of such mailing or (ii) for a period of fifteen (15) days before selecting, pursuant to SECTION 3.03, Securities to be redeemed; or (B) to register the transfer of or exchange any Security that has been selected for Redemption or Tax Redemption or for which a Purchase Notice has been delivered, and not withdrawn, in accordance with this Indenture, except the unredeemed or unrepurchased portion of Securities being redeemed or repurchased in part.

         No service charge shall be made for any transfer, exchange or conversion of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, exchange or conversion of Securities, other than exchanges pursuant to SECTIONS 2.10, 3.07, 3.08, 3.09, 3.10, 9.05 or 10.02 not
involving any transfer.

2.07     REPLACEMENT SECURITIES.

         If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security upon surrender to the Trustee of the mutilated Security, or upon delivery to the Trustee of evidence of the loss, destruction or theft of the Security satisfactory to the Trustee and the Company. In the case of lost, destroyed or wrongfully taken Securities, if required by the Trustee or the Company, an indemnity bond must be provided by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee or any Security Agent from any loss which any of them may suffer if a Security is replaced. The Trustee may charge for its expenses in replacing a Security.

         In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security when due.

         Every replacement Security is an additional obligation of the Company only as provided in SECTION 2.08.

2.08     OUTSTANDING SECURITIES.

         Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this SECTION 2.08 as not outstanding. Except to the extent provided in SECTION 2.09, a Security does not cease to be outstanding because the Company or one of its Subsidiaries or Affiliates holds the Security.

         If a Security is replaced pursuant to SECTION 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a protected purchaser.

         If the Paying Agent (other than the Company) holds on an Option Purchase Date, Redemption Date, Tax Redemption Date, Repurchase Date or Maturity Date, money sufficient to pay the Option Purchase Price, Redemption Price, Tax Redemption Price, Repurchase Price or principal amount, as the case may be, with respect to a Security, plus, if applicable, accrued and unpaid interest, if any, payable as herein provided upon Repurchase at Holder's Option, Redemption, Tax Redemption, Repurchase Upon Repurchase Event or maturity, then on and after such date such Security shall be deemed to be no longer outstanding, interest on such Security shall cease to accrue, and such Security shall be deemed paid whether or not such Security is delivered to the Paying Agent. Thereafter, all rights of the Holder of such Security shall terminate with respect to such Security, other than the right to receive the Option Purchase Price, Redemption Price, Tax Redemption Price, Repurchase Price or principal amount, as the case may be, plus, if applicable, such accrued and unpaid interest, in accordance with this Indenture.

         If a Security is converted in accordance with ARTICLE X, then, from and after the time of such conversion on the Conversion Date, such Security shall cease to be outstanding, and interest, if any, shall cease to accrue on such Security.

2.09     SECURITIES HELD BY THE COMPANY OR AN AFFILIATE.

         In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any of its Subsidiaries or Affiliates shall be considered as though not outstanding, except that, for the purposes of determining whether a Responsible Officer of the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be considered to be outstanding for purposes of this SECTION 2.09 if the pledgee establishes, to the satisfaction of the Trustee, the pledgee's right so to concur with respect to such Securities and that the pledgee is not, and is not acting at the direction or on behalf of, the Company, any other obligor on the Securities, an Affiliate of the Company or an affiliate of any such other obligor. In the event of a dispute as to whether the pledgee has established the foregoing, the Trustee may rely on the advice of counsel or on an Officers' Certificate.

2.10     TEMPORARY SECURITIES.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

2.11     CANCELLATION.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation in accordance with its customary procedures. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to ARTICLE X.

2.12     DEFAULTED INTEREST.

         If and to the extent the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest at the rate provided in the Securities. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such record date and payment date. At least fifteen (15) calendar days before the record date, the Company shall mail to Securityholders a notice that states the record date, payment date and amount of interest to be paid.

2.13     CUSIP NUMBERS.

         The Company in issuing the Securities may use one or more "CUSIP" numbers, and, if so, the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP numbers printed on the notice or on the Securities; provided further, that reliance may be placed only on the other identification numbers printed on the Securities, and the effectiveness of any such notice shall not be affected by any defect in, or omission of, such CUSIP numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

2.14     DEPOSIT OF MONEYS.

         Prior to 10:00 A.M., New York City time, on each interest payment date, Maturity Date, Redemption Date, Tax Redemption Date, Option Purchase Date or Repurchase Date, the Company shall have deposited with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with SECTION 2.04) money, in immediately available funds, sufficient to make cash payments, if any, due on such interest payment date, Maturity Date, Redemption Date, Tax Redemption Date, Option Purchase Date or Repurchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date, Maturity Date, Redemption Date, Tax Redemption Date, Option Purchase Date or Repurchase Date, as the case may be.

2.15     BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

         (A) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
SECTION 2.17.

         Members of, or participants in, the Depositary ("PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (B) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. In addition, Physical Securities shall be transferred to all beneficial owners, as identified by the Depositary, in exchange for their beneficial interests in Global Securities only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for any Global Security (or the Depositary ceases to be a "clearing agency" registered under Section 17A of the Exchange Act) and a successor Depositary is not appointed by the Company within ninety (90) days of such notice or cessation or
(ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Physical Securities.

         (C) In connection with the transfer of a Global Security in its entirety to beneficial owners pursuant to SECTION 2.15(B), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

         (D) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to SECTION 2.15(B) shall, except as otherwise provided by SECTION 2.16, bear the Private Placement Legend.

         (E) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

2.16     SPECIAL TRANSFER PROVISIONS.

         (A) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (B) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of a Security bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver only a Security or Securities that bear the Private Placement Legend unless (i) the requested transfer is after the Resale Restriction Termination Date, (ii) there is delivered to the Trustee and the Company an opinion of counsel reasonably satisfactory to the Company and addressed to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or, if such requested transfer is in Canada or to or for the benefit of a resident of Canada, applicable securities laws of a province or territory of Canada or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Holder selling such Securities has delivered to the Registrar or co-Registrar a notice in the form of EXHIBIT C hereto (provided, however, that if Box B of such notice in the form of EXHIBIT C hereto has been checked, then paragraph 4 of the Private Placement Legend shall not be removed before the date that is four (4) months plus one day after the distribution date of such Security). Upon the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Company shall deliver to the Trustee a notice of effectiveness, a Global Security or Global Securities, which do not bear the Private Placement Legend, an authentication order in accordance with SECTION 2.02 and an Opinion of Counsel in the form of EXHIBIT D hereto, and, if required by the Depositary, the Company shall deliver to the Depositary a letter of representations in a form reasonably acceptable to the Depositary. Upon any sale, pursuant to such Shelf Registration Statement, of a beneficial interest in a Global Security that constitutes a Restricted Security and delivery of appropriate evidence thereof to the Trustee, and upon any sale or transfer of a beneficial interest in connection with which the Private Placement Legend will be removed in accordance with this Indenture, the Trustee shall increase the principal amount of the Global Security that does not constitute a Restricted Security by the principal amount of such sale or transfer and likewise reduce the principal amount of the Global Security that does constitute a Restricted Security.

         (C) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to SECTION 2.15 or this SECTION 2.16. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         (D) TRANSFERS OF SECURITIES HELD BY AFFILIATES. Any certificate (i) evidencing a Security that has been transferred to an Affiliate within two (2) years after the Issue Date, as evidenced by a notation on the assignment form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two (2) years after the last date on which the Company or any Affiliate was an owner of such Security (or such longer period of time as may be required under the Securities

Act or applicable state securities laws), in each case, bear the Private Placement Legend, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

2.17     RESTRICTIVE LEGENDS.

         Each Global Security and Physical Security that constitutes a Restricted Security shall bear the legend (the "PRIVATE PLACEMENT LEGEND") as set forth in EXHIBIT B-1 on the face thereof until after the second anniversary of the later of (i) the Issue Date and (ii) the last date on which the Company or any Affiliate was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws, as set forth in an Opinion of Counsel delivered to the Trustee, unless otherwise agreed between the Company and the Holder thereof) (such date, the "RESALE RESTRICTION TERMINATION DATE").

         Notwithstanding the foregoing, paragraph 4 and the phrase "AND PROVINCIAL AND TERRITORIAL SECURITIES LAWS IN CANADA" in the last paragraph of the Private Placement Legend shall only be required to appear on a Restricted Security until the date that is four (4) months plus one day after the distribution date of such Restricted Security. Any Restricted Security issued or replaced after such date may exclude such paragraph and phrase of the Private Placement Legend.

         Each Global Security shall also bear the legend as set forth in EXHIBIT B-2.

2.18     RANKING.

         The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Security issued under this Indenture from time to time constitutes and will constitute a senior unsecured obligation of the Company, ranking equally with other existing and future senior unsecured Indebtedness of the Company and ranking senior to any future subordinated Indebtedness of the Company.

                                III. REDEMPTION

3.01     RIGHT OF REDEMPTION.

         Redemption of the Securities, as permitted by any provision of this Indenture, shall be made in accordance with PARAGRAPHS 7 AND 8 of the Securities (a "REDEMPTION"), with respect to a redemption for tax reasons, PARAGRAPH 9 of the Securities (a "TAX REDEMPTION"), with respect to a repurchase at the Holder's option, PARAGRAPH 10 of the Securities (a "REPURCHASE AT HOLDER'S Option"), and with respect to any repurchase upon a Repurchase Event, PARAGRAPH 11 of the Securities (a "REPURCHASE UPON REPURCHASE EVENT"), in each case in accordance with the applicable provisions of this ARTICLE III.

         The Company will comply with all federal and state securities laws, and the applicable laws of any foreign jurisdiction, in connection with any offer to sell or solicitations of offers to buy Securities pursuant to this ARTICLE III.

         Except as provided in SECTION 3.08, the Company will not have the right to redeem any Securities prior to September 15, 2008. On or after September 15, 2008, the Company will have the right to redeem all or any part of the Securities at the Redemption Price plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

3.02     NOTICES TO TRUSTEE.

         If the Company elects to redeem Securities pursuant to PARAGRAPH 7 of the Securities, it shall notify the Trustee at least fifteen (15) days prior to the mailing of the notice of Redemption (unless a shorter notice period shall be satisfactory to the Trustee) of the Redemption Date and the aggregate principal amount of Securities to be redeemed.

3.03     SELECTION OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed pursuant to PARAGRAPH 7 of the Securities, the Trustee shall, within five (5) Business Days after receiving the notice specified in SECTION 3.02, select the Securities to be redeemed by lot, on a pro rata basis or in accordance with any other method the Trustee considers fair and appropriate. The Trustee shall make such selection from Securities outstanding not previously called for Redemption. The Trustee may select for Redemption portions of the principal amount of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them the Trustee selects for Redemption shall be in amounts of $1,000 principal amount or integral multiples of $1,000 principal amount. The Trustee shall promptly notify the Company in writing of the Securities selected for Redemption and the principal amount thereof to be redeemed.

         The Registrar need not transfer or exchange any Securities selected for Redemption or Tax Redemption, except the unredeemed portion of the Securities redeemed in part. The Registrar need not transfer or exchange any Securities for a period of fifteen (15) days before selecting Securities to be redeemed.

3.04     NOTICE OF REDEMPTION.

         At least thirty (30) days but not more than sixty (60) days before a Redemption Date, the Company shall mail, or cause to be mailed, by first-class mail a notice of Redemption to each Holder whose Securities are to be redeemed, at the address of such Holder appearing in the security register.

         The notice shall identify the Securities and the aggregate principal amount thereof to be redeemed pursuant to a Redemption and shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date;

                  (iii) the Conversion Rate and the Conversion Price;

                  (iv) the names and addresses of the Paying Agent and the Conversion Agent;

                  (v) that the right to convert the Securities called for Redemption will terminate at the close of business on the Business Day immediately preceding the Redemption Date;

                  (vi) the place or places where such Securities may be surrendered for conversion;

                  (vii) that Holders who want to convert Securities must satisfy the requirements of ARTICLE X;

                  (viii) the paragraph of the Securities pursuant to which the Securities are to be redeemed;

                  (ix) that Securities called for Redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued and unpaid interest, if any, payable as herein provided upon Redemption;

                  (x) that, unless the Company shall default in the payment of the Redemption Price, or accrued and unpaid interest, if any, payable as herein provided upon Redemption, interest on Securities called for Redemption ceases to accrue on and after the Redemption Date, such Securities will cease to be convertible after the close of business on the Business Day immediately preceding the Redemption Date, and all rights of the Holders of such Securities shall terminate on and after the Redemption Date, other than the right to receive, upon surrender of such Securities and in accordance with the Indenture, the Redemption Price and such accrued and unpaid interest; and

                  (xi) the CUSIP number or numbers, as the case may be, of the Securities.

         The right, pursuant to ARTICLE X, to convert Securities called for Redemption shall terminate at the close of business on the Business Day immediately preceding the Redemption Date.

         At the Company's request, upon reasonable prior notice, the Trustee shall give the notice of Redemption in the Company's name and at the Company's expense; provided that the form and content of such notice shall be prepared by the Company.

3.05     EFFECT OF NOTICE OF REDEMPTION.

         Once notice of Redemption is mailed, Securities called for Redemption become due and payable on the Redemption Date at the Redemption Price plus accrued and unpaid interest to, but excluding, the Redemption Date, and, on and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price or such accrued and unpaid interest), such Securities shall cease to bear interest, and all rights of the Holders of such Securities shall terminate, other than the right to receive, upon surrender of such Securities and in accordance with the next sentence, the Redemption Price and such accrued and unpaid interest. Upon surrender to the Paying Agent of a Security subject to Redemption, such Security shall be paid at the Redemption Price plus accrued and unpaid interest to, but excluding, the Redemption Date, unless the Redemption Date is an interest payment date, in which case such accrued and unpaid interest will instead be paid on such interest payment date to the Holder of such Security at the close of business on the record date for such interest payment.

         If any Security shall not be paid upon surrender thereof for Redemption, the principal of, and accrued and unpaid interest on, such Security shall, until paid, bear interest from the Redemption Date at the rate borne by such Security on the principal amount of such Security, and such Security shall continue to be convertible pursuant to ARTICLE X.

         Notwithstanding anything herein to the contrary, there shall be no purchase of any Securities pursuant to a Redemption if there has occurred (prior to, on or after, as the case may be, the mailing of the notice of Redemption specified in SECTION 3.04) and is continuing an Event of Default (other than a default in the payment of the Redemption Price or accrued and unpaid interest, if any, payable as herein provided upon Redemption). The Paying Agent will promptly return to the respective Holders thereof any Securities held by it during the continuance of an Event of Default (other than a default in the payment of the Redemption Price or accrued and unpaid interest, if any, payable as herein provided upon Redemption) of which the Paying Agent has actual knowledge.

3.06     DEPOSIT OF REDEMPTION PRICE.

         Prior to 10:00 A.M., New York City time on the Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with SECTION 2.04) money in funds immediately available on the Redemption Date sufficient to pay the Redemption Price, plus accrued and unpaid interest to, but excluding, the Redemption Date, of all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose

3.07     SECURITIES REDEEMED IN PART.

         Any Security to be submitted for Redemption only in part shall be delivered pursuant to SECTION 3.05 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for Redemption.

         If any Security selected for partial Redemption is converted in part, the converted portion of such Security shall be deemed to be the portion selected for Redemption.

3.08     REDEMPTION OF SECURITIES FOR TAX REASONS.

         (A) The Company may, at its option, redeem the Securities, in whole but not in part, at one hundred percent (100%) of the principal amount of the Securities (the "TAX REDEMPTION PRICE"), plus accrued and unpaid interest, if any, to, but excluding, the Tax Redemption Date if:

                  (i) the Company has become, or would become, obligated to pay to the Holders Additional Amounts that, in the aggregate, are more than de minimis as a result of any amendment or change occurring after August 12, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority or any change occurring after August 12, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative determination);

                  (ii) the Company cannot avoid the obligation to pay such non-de minimis Additional Amounts by taking reasonable measures available to it;

                  (iii) the Company delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to (I) such change in such laws, regulations, interpretation or application and (II) the obligation of the Company to pay such non-de minimis Additional Amounts; and

                  (iv) at least thirty (30) days but not more than sixty (60) days before the date (the "TAX REDEMPTION DATE") the Securities are to be redeemed pursuant to this SECTION 3.09, the Company mails, or causes to be mailed, by first-class mail to each Holder, at the address of such Holder appearing in the security register, a written notice of Tax Redemption containing the information specified in SECTION 3.08(E); provided, however, that (I) the Company shall not mail, or cause to be mailed, a notice of Tax Redemption earlier than sixty (60) Business Days prior to the earliest date on or from which the Company would be obligated to pay any such non-de minimis Additional Amounts and (II) the Company shall not mail, or cause to be mailed, a notice of Tax Redemption unless, at the time of such mailing, the circumstances creating the Company's obligation to pay such non-de minimis Additional Amounts are in effect.

         (B) Except in respect of Excluded Holders, the Company shall not, and shall not cause any Paying Agent or the Trustee to, deduct from the Tax Redemption Price, or from the accrued and unpaid interest payable as herein provided upon Tax Redemption, any amounts on account of, or in respect of, any Canadian withholding taxes.

         (C) The right, pursuant to ARTICLE X, to convert Securities called for Tax Redemption shall terminate at the close of business on the Business Day immediately preceding the Tax Redemption Date.

         (D) A Holder may elect not to have its Securities, or a portion thereof, redeemed pursuant to a Tax Redemption by delivering to the Paying Agent, no later than the close of business on the Business Day immediately preceding the Tax Redemption Date, a duly completed and signed Notice of Election Upon Tax Redemption (or any other form of written notice substantially similar thereto); provided, however, that no Additional Amounts shall be payable by the Company on any payment of interest or principal with respect to Securities for which such a Notice of Election Upon Tax Redemption is so delivered, and all payments by the Company with respect to such Securities shall be subject to the deduction or withholding of any

Canadian Taxes required to be deducted or withheld. A Holder that has not so delivered such a Notice of Election Upon Tax Redemption shall have its Securities redeemed pursuant to the Tax Redemption without further action. Notwithstanding anything herein to the contrary, a Holder may withdraw its Notice of Election Upon Tax Redemption by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Business Day immediately preceding the Tax Redemption Date, which notice of withdrawal must contain the information specified in SECTION 3.08(E)(x). The Paying Agent shall promptly notify the Company of the receipt by it of any such written notice of withdrawal thereof.

         (E) The notice of Tax Redemption specified in SECTION 3.08(A)(IV) shall state:

                  (i) the Tax Redemption Date;

                  (ii) the Tax Redemption Price plus accrued and unpaid interest, if any, to, but excluding, the Tax Redemption Date;

                  (iii) a description of any Canadian withholding taxes, if any, that shall be deducted from the Tax Redemption Price, or such accrued and unpaid interest, to be paid to Excluded Holders pursuant to the Tax Redemption;

                  (iv) that the right to convert the Securities will terminate at the close of business on the Business Day immediately preceding the Tax Redemption Date;

                  (v) the Conversion Rate and the Conversion Price;

                  (vi) that Holders who want to convert Securities must satisfy the requirements of ARTICLE X;

                  (vii) the names and addresses of the Paying Agent and the Conversion Agent;

                  (viii) that a Holder may elect not to have its Securities, or a portion thereof, redeemed pursuant to a Tax Redemption by delivering to the Paying Agent, no later than the close of business on the Business Day immediately preceding the Tax Redemption Date, a duly completed and signed Notice of Election Upon Tax Redemption (or any other form of written notice substantially similar thereto); provided, however, that no Additional Amounts shall be payable by the Company on any payment of interest or principal with respect to Securities for which such a Notice of Election Upon Tax Redemption is so delivered, and all payments by the Company with respect to such Securities shall be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld;

                  (ix) that a Holder that has not so delivered such a Notice of Election Upon Tax Redemption shall have its Securities redeemed pursuant to the Tax Redemption without further action;

                  (x) that a Holder will be entitled to withdraw its Notice of Election Upon Tax Redemption if the Paying Agent receives, prior to the close of business on the Business Day immediately preceding the Tax Redemption Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth (I) the name of such Holder, (II) a statement that such Holder is withdrawing its Notice of Election Upon Tax Redemption, (III) the principal amount of the Securities of such Holder to be so withdrawn, which amount must be $1,000 or an integral multiple thereof,
         (IV) the certificate number of such Securities to be so withdrawn, (V) the principal amount, if any, of the Securities of such Holder that remain subject to the Notice of Election Upon Tax Redemption delivered by such Holder in accordance with this SECTION 3.08, which amount must be $1,000 or an integral multiple thereof;

                  (xi) the paragraph of the Securities pursuant to which the Securities are to be redeemed;

                  (xii) that Securities called for Tax Redemption must be surrendered to the Paying Agent to collect the Tax Redemption Price plus accrued and unpaid interest, if any, payable as herein provided upon Tax Redemption;

                  (xiii) that, unless the Company shall default in the payment of the Tax Redemption Price, or accrued and unpaid interest, if any, payable as herein provided upon Tax Redemption, and except to the extent the Holder of such Securities elects, pursuant to SECTION 3.08(D), not to have such Securities, or a portion thereof, redeemed pursuant to the Tax Redemption, interest on Securities called for Tax Redemption ceases to accrue on and after the Tax Redemption Date, such Securities will cease to be convertible after the close of business on the Business Day immediately preceding the Tax Redemption Date, and all rights of the Holders of such Securities shall terminate on and after the Tax Redemption Date, other than the right to receive, upon surrender of such Securities and in accordance with the Indenture, the Tax Redemption Price and such accrued and unpaid interest; and

                  (xiv) the CUSIP number or numbers, as the case may be, of the Securities.

         At the Company's request, upon reasonable prior written notice, the Trustee shall give such notice of Tax Redemption in the Company's name and at the Company's expense; provided that the form and content of such notice shall be prepared by the Company.

         (F) If the Company elects to redeem Securities pursuant to this SECTION 3.08, it shall notify the Trustee at least fifteen (15) days prior to the mailing of the notice of Tax Redemption specified in SECTION 3.08(A)(IV) (unless a shorter notice period shall be satisfactory to the Trustee) of the Tax Redemption Date.

         (G) Except to the extent Holders elect, pursuant to SECTION 3.08(D), not to have their Securities, or a portion thereof, redeemed pursuant to the Tax Redemption, once the notice of Tax Redemption specified in SECTION 3.08(A)(IV) is mailed, the Securities shall become due and payable on the Tax Redemption Date at the Tax Redemption Price plus accrued and unpaid interest to, but excluding, the Tax Redemption Date, and, on and after such Tax Redemption Date (unless the Company shall default in the payment of the Tax Redemption Price or such accrued and unpaid interest), the Securities shall cease to bear interest, and all rights of the

Holders of such Securities shall terminate, other than the right to receive, upon surrender of such Securities and in accordance with the next sentence, the Tax Redemption Price and such accrued and unpaid interest. Upon surrender to the Paying Agent of a Security subject to Tax Redemption, such Security shall be paid at the Tax Redemption Price plus accrued and unpaid interest to, but excluding, the Tax Redemption Date, unless the Tax Redemption Date is an interest payment date, in which case such accrued and unpaid interest will instead be paid on such interest payment date to the Holder of such Security at the close of business on the record date for such interest payment.

         (H) If the Company elects to redeem Securities pursuant to this SECTION 3.08, it shall notify the Trustee in writing at least fifteen (15) days prior to the mailing of the notice of Tax Redemption specified in SECTION 3.08(A)(IV) (unless a shorter notice period shall be satisfactory to the Trustee) of the Tax Redemption Date.

         (I) Prior to 10:00 A.M., New York City time on the Tax Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with SECTION 2.04) money in funds immediately available on the Tax Redemption Date sufficient to pay the Tax Redemption Price, plus accrued and unpaid interest to, but excluding, the Tax Redemption Date, of all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

         (J) If any Security shall not be paid upon surrender thereof for Tax Redemption, the principal of, and accrued and unpaid interest on, such Security shall, until paid, bear interest from the Tax Redemption Date at the rate borne by such Security on the principal amount of such Security, and such Security shall continue to be convertible pursuant to ARTICLE X.

         (K) Any Security which is to be redeemed pursuant to a Tax Redemption only in part shall be delivered pursuant to this SECTION 3.09 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for Tax Redemption.

         (L) Notwithstanding anything herein to the contrary, there shall be no purchase of any Securities pursuant to a Tax Redemption under this SECTION 3.08 if there has occurred (prior to, on or after, as the case may be, the mailing of the notice of Tax Redemption specified in SECTION 3.08(A)(IV)) and is continuing an Event of Default (other than a default in the payment of the Tax Redemption Price or accrued and unpaid interest, if any, payable as herein provided upon Tax Redemption). The Paying Agent will promptly return to the respective Holders thereof any Securities held by it during the continuance of an Event of Default (other than a default in the payment of the Tax Redemption Price or accrued and unpaid interest, if any, payable as herein provided upon Tax Redemption) of which the Paying Agent has actual knowledge.

3.09     PURCHASE OF SECURITIES AT OPTION OF THE HOLDER.

         (A) At the option of the Holder thereof, Securities (or portions thereof that are integral multiples of $1,000) shall be purchased by the Company pursuant to PARAGRAPH 10 of the Securities on September 15, 2008, September 15, 2013 and September 15, 2018 (each, an "OPTION PURCHASE DATE"), at a purchase price, payable in cash, equal to one hundred percent (100%) of the principal amount of the Securities (or such portions thereof) to be so purchased (the "OPTION PURCHASE PRICE"), plus accrued and unpaid interest, if any, to, but excluding, the applicable Option Purchase Date, upon:

                  (i) delivery to the Paying Agent, by the Holder, of a Purchase Notice, or any other form of written notice substantially similar thereto, at any time from the opening of business on the date that is twenty (20) Business Days prior to the Option Purchase Date until the close of business on the Business Day immediately preceding the applicable Option Purchase Date, stating:

                           (A) the certificate number of the Securities which
                  the Holder will deliver to be purchased;

                           (B) the principal amount of Securities to be
                  purchased, which must be $1,000 or an integral multiple thereof; and

                           (D) that such Principal amount of Securities shall be
                  purchased as of the applicable Option Purchase Date pursuant to the terms and conditions specified in PARAGRAPH 10 of the Securities and in this Indenture;

                  (ii) delivery of such Securities (together with all necessary endorsements) to the Paying Agent after delivery of the Purchase Notice at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Option Purchase Price therefor plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable Option Purchase Date; provided, however, that such Option Purchase Price and such accrued and unpaid interest shall be so paid pursuant to this SECTION 3.09 only if the Securities so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this SECTION 3.09(A) shall have the right to withdraw such Purchase Notice by delivery, at any time prior to the close of business on the Business Day prior to the applicable Option Purchase Date, of a written notice of withdrawal to the Paying Agent, which notice shall contain the information specified in SECTION 3.09(B)(VIII).

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (B) The Company shall give notice (the "OPTION PURCHASE NOTICE") on a date not less than twenty (20) Business Days prior to each Option Purchase Date to all Holders at their addresses shown in the register and to beneficial owners as required by applicable law. Such notice shall state:

                  (i) the Option Purchase Price plus accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date and the Conversion Rate;

                  (ii) the names and addresses of the Paying Agent and the Conversion Agent;

                  (iii) that Securities with respect to which a Purchase Notice is given by a Holder may be converted pursuant to ARTICLE X, if otherwise convertible in accordance with ARTICLE X, only if such Purchase Notice has been withdrawn in accordance with this SECTION 3.10;

                  (iv) that Securities must be surrendered to the Paying Agent to collect payment of the Option Purchase Price plus accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date;

                  (v) that the Option Purchase Price, plus accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date, for any Security as to which a Purchase Notice has been given and not withdrawn will be paid as promptly as practicable, but in no event more than three (3) Business Days, following the later of such Option Purchase Date or the time of delivery of the Security as described in (iv) above;

                  (vi) the procedures the Holder must follow to exercise rights under this SECTION 3.09 and a brief description of those rights;

                  (viii) that a Holder will be entitled to withdraw its election if the Company (if acting as its own Paying Agent), or the Paying Agent receives, at any time prior to the close of business on the Business Day prior to the applicable Option Purchase Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth (I) the name of such Holder, (II) a statement that such Holder is withdrawing its election to have Securities repurchased, (III) the principal amount of the Securities of such Holder to be so withdrawn, which amount must be $1,000 or an integral multiple thereof, (IV) the certificate number of such Securities to be so withdrawn, and (V) the principal amount, if any, of the Securities of such Holder that remain subject to the Purchase Notice delivered by such Holder in accordance with this SECTION 3.09, which amount must be $1,000 or an integral multiple thereof;

                  (ix) that, on and after the applicable Option Purchase Date (unless the Company defaults in the payment of such Option Purchase Price or such accrued and unpaid interest), interest on Securities subject to Repurchase at Holder's Option will cease to accrue, such Securities shall cease to be convertible pursuant to ARTICLE X, and all rights of the Holders of such Securities shall terminate, other than the right to receive, upon surrender of such Securities and in accordance with this SECTION 3.09, the Option Purchase Price and such accrued and unpaid interest; and

                  (x)      the CUSIP number of the Securities.

         At the Company's request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such notice shall be prepared by the Company.

         Subject to the provisions of this SECTION 3.09, the Company shall pay, or cause to be paid, the Option Purchase Price, plus accrued and unpaid interest, if any, to, but excluding, the applicable Option Purchase Date, with respect to each Security subject to Repurchase at Holder's Option to the Holder thereof as promptly as practicable, but in no event more than three (3) Business Days, following the later of the applicable Option Purchase Date and the time such Security is surrendered to the Paying Agent. Any purchase by the Company contemplated pursuant to the provisions of this SECTION 3.09 shall be consummated by such payment.

         Prior to 10:00 A.M., New York City time on the applicable Option Purchase Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with SECTION 2.04) money in funds immediately available on the applicable Option Purchase Date sufficient to pay the Option Purchase Price, plus accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date, of all of the Securities subject to Repurchase at Holder's Option. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

         Once the Purchase Notice has been duly given as specified in this
SECTION 3.09, the Securities to be repurchased pursuant to the Repurchase at Holder's Option shall, on the applicable Option Purchase Date, become due and payable at the Option Purchase Price (plus accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date) applicable thereto, and, on and after such date (unless there shall be a default in the payment of the Option Purchase Price or such accrued and unpaid interest), such Securities shall cease to bear interest and shall cease to be convertible, and all rights of the Holders of such Securities shall terminate, other than the right to receive, in accordance with this SECTION 3.09, the Option Purchase Price and such accrued and unpaid interest.

         If any Security shall not be paid upon surrender thereof for Repurchase at Holder's Option, the principal of, and accrued and unpaid interest on, such Security shall, until paid, bear interest from the applicable Option Purchase Date at the rate borne by such Security on the principal amount of such Security, and such Security shall continue to be convertible pursuant to ARTICLE X.

         Any Security which is to be submitted for Repurchase at Holder's Option only in part shall be delivered pursuant to this SECTION 3.09 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for Repurchase at Holder's Option.

         Notwithstanding anything herein to the contrary, there shall be no purchase of any Securities pursuant to this SECTION 3.09 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Option Purchase Price or accrued and unpaid interest, if any, payable as herein provided upon Repurchase at Holder's Option). The Paying Agent will promptly return to the respective Holders thereof any Securities held by it during the continuance of an Event of Default (other than a default in the payment of the Option Purchase Price or such accrued and unpaid interest) of which the Paying Agent has actual knowledge, in which case, upon such return, the Purchase Notice with respect to the Repurchase at Holder's Option shall be deemed to have been withdrawn.

         Notwithstanding anything herein to the contrary, if the option granted to Securityholders to require the repurchase of the Securities on the applicable Option Purchase Date is determined to constitute a tender offer, the Company will comply with all applicable tender offer rules under the Exchange Act, including Rules 13e-4 and 14e-1, and with all other applicable laws, and will file a Schedule TO or any other schedules required under the Exchange Act or any other applicable laws.

3.10     REPURCHASE AT OPTION OF HOLDER UPON A REPURCHASE EVENT.

         Upon any Repurchase Event (as defined below), each Holder of Securities shall have the right (the "REPURCHASE RIGHT"), at the Holder's option, to require the Company to repurchase all of such Holder's Securities, or a portion thereof which is $1,000 in principal amount or any integral multiple thereof, on a date selected by the Company (the "REPURCHASE DATE") no later than thirty (30) days after the date the Repurchase Event Notice (as defined below) is mailed in accordance with the immediately succeeding paragraph, at a price, payable in cash, equal to one hundred percent (100%) of the principal amount of the Securities (or portions thereof) to be so repurchased (the "REPURCHASE PRICE"), plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date.

         Within thirty (30) days after the occurrence of a Repurchase Event, the Company shall mail, or cause to be mailed, to all Holders of record of the Securities at their addresses shown in the register of the Registrar, and to beneficial owners as required by applicable law, a notice (the "REPURCHASE EVENT NOTICE") of the occurrence of such Repurchase Event and the Repurchase Right arising as a result thereof. The Company shall deliver a copy of the Repurchase Event Notice to the Trustee and shall cause a copy to be published at the expense of the Company in THE NEW YORK TIMES or THE WALL STREET JOURNAL or another newspaper of national circulation.

         Each Repurchase Event Notice shall state:

                  (i) the events causing the Repurchase Event;

                  (ii) the date of such Repurchase Event;

                  (iii) the Repurchase Date;

                  (iv) the date by which the Repurchase Right must be exercised;

                  (v) the Repurchase Price plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date;

                  (vi) the names and addresses of the Paying Agent and the Conversion Agent;

                  (vii) a description of the procedure which a Holder must follow to exercise the Repurchase Right;

                  (viii) that, in order to exercise the Repurchase Right, the Securities must be surrendered for payment of the Repurchase Price plus accrued and unpaid interest, if any, payable as herein provided upon Repurchase Upon Repurchase Event;

                  (ix) that the Repurchase Price, plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date, for any Security as to which a Purchase Notice has been given and not withdrawn will be paid as promptly as practicable, but in no event more than three (3) Business Days, following the later of the Repurchase Date or the time of delivery of the Security as described in (viii);

                  (x) that, on and after the Repurchase Date (unless the Company defaults in the payment of such Repurchase Price or such accrued and unpaid interest), interest on Securities subject to Repurchase Upon Repurchase Event will cease to accrue, such Securities shall cease to be convertible pursuant to ARTICLE X, and all rights of the Holders of such Securities shall terminate, other than the right to receive, upon surrender of such Securities, the Repurchase Price and such accrued and unpaid interest;

                  (xi) that a Holder will be entitled to withdraw its election if the Company (if acting as its own Paying Agent), or the Paying Agent receives, prior to the close of business on the Business Day immediately preceding the Repurchase Date, or such longer period as may be required by law, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth (I) the name of such Holder, (II) a statement that such Holder is withdrawing its election to have Securities repurchased, (III) the principal amount of the Securities of such Holder to be so withdrawn, which amount must be $1,000 or an integral multiple thereof, (IV) the certificate number of such Securities to be so withdrawn, and (V) the principal amount, if any, of the Securities of such Holder that remains subject to the Purchase Notice delivered by such Holder in accordance with this SECTION 3.10, which amount must be $1,000 or an integral multiple thereof;

                  (xii) the Conversion Rate and any adjustments to the Conversion Rate that will result from the Repurchase Event;

                  (xiii) that Securities with respect to which a Purchase Notice is given by a Holder may be converted pursuant to ARTICLE X, if otherwise convertible in accordance with ARTICLE X, only if such Purchase Notice has been withdrawn in accordance with this SECTION 3.10;

                  (xiv) the place or places where such Securities may be surrendered for conversion; and

                  (xv) the CUSIP number or numbers, as the case may be, of the Securities.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a Repurchase Right.

         To exercise a Repurchase Right, a Holder shall deliver to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Repurchase Event Notice, (i) no later than the close of business on the Business Day immediately preceding the Repurchase Date, a Purchase Notice, in the form set forth in the Securities or any other form of written notice substantially similar thereto, in each case, duly completed and signed, with appropriate signature guarantee, and stating (A) the certificate number of the Security which the Holder will deliver to be repurchased, (B) the principal amount of Securities to be repurchased, which must be $1,000 or an integral multiple thereof, and (C) that such Security is being tendered for repurchase pursuant to the terms and conditions specified in PARAGRAPH 11 of the Securities and in this Indenture; and (ii) at any time after the delivery of such Purchase Notice, such Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company. Upon such delivery of Securities to the Company (if it is acting as its own Paying Agent) or such Paying Agent, such Holder shall be entitled to receive from the Company or such Paying Agent, as the case may be, a nontransferable receipt of deposit evidencing such delivery.

         In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay, or cause to be paid, the Repurchase Price, plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date, with respect to each Security as to which the Repurchase Right shall have been exercised to the Holder thereof as promptly as practicable, but in no event more than three (3) Business Days, following the later of the Repurchase Date and the time such Security is surrendered to the Paying Agent, subject to the provisions of the immediately preceding paragraph.

         Prior to 10:00 A.M., New York City time on a Repurchase Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with SECTION 2.04) money, in funds immediately available on the Repurchase Date, sufficient to pay the Repurchase Price, plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date, of all of the Securities which are to be repurchased on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

         Both the Repurchase Event Notice and the Purchase Notice having been duly given as specified in this SECTION 3.10, the Securities to be so repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price (plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date) applicable thereto, and, on and after such date (unless there shall be a default in the payment of the Repurchase Price or such accrued and unpaid interest), such Securities shall cease to bear interest and shall cease to be convertible, and all rights of the Holders of such Securities shall terminate, other than the right to receive, in accordance with this SECTION 3.10, the Repurchase Price and such accrued and unpaid interest.

         If any Security shall not be paid upon surrender thereof for Repurchase Upon Repurchase Event, the principal of, and accrued and unpaid interest on, such Security shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security on the principal amount of such Security, and such Security shall continue to be convertible pursuant to ARTICLE X.

         Any Security which is to be submitted for Repurchase Upon Repurchase Event only in part shall be delivered pursuant to this SECTION 3.10 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for Repurchase Upon Repurchase Event.

         Notwithstanding anything herein to the contrary, there shall be no purchase of any Securities pursuant to this SECTION 3.10 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Repurchase Event Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price or accrued and unpaid interest, if any, payable as herein provided upon Repurchase Upon Repurchase Event). The Paying Agent will promptly return to the respective Holders thereof any Securities held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price or such accrued and unpaid interest) of which the Paying Agent has actual knowledge, in which case, upon such return, the Purchase Notice with respect to the Redemption Upon Repurchase Event shall be deemed to have been withdrawn.

         Notwithstanding anything herein to the contrary, if the option granted to Securityholders to require the repurchase of the Securities upon the occurrence of a Repurchase Event is determined to constitute a tender offer, the Company will comply with all applicable tender offer rules under the Exchange Act, including Rules 13e-4 and 14e-1, and with all other applicable laws, and will file a Schedule TO or any other schedules required under the Exchange Act or any other applicable laws.

         As used in this SECTION 3.10 and in the Securities:

         A "REPURCHASE EVENT," which shall constitute an "event of failure" under this Indenture within the meaning of subparagraph 212(1)(b)(vii)(C) of the Canadian Tax Act, shall be deemed to have occurred upon the occurrence of either a "Change in Control" or a "Termination of Trading."

         A "CHANGE IN CONTROL" shall be deemed to have occurred at such time as:

                  (i) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the total voting power of all classes of the Company's Capital Stock entitled to vote generally in the election of directors; or

                  (ii) at any time the following persons cease for any reason to constitute a majority of the Company's Board of Directors:

                           (1) individuals who on the Issue Date constituted the
                  Company's Board of Directors; and

                           (2) any new directors whose election to the Company's
                  Board of Directors or whose nomination for election by the Company's shareholders was approved by at least a majority of the directors of the Company then still in office who were either directors of the Company on the Issue Date or whose election or nomination for election was previously so approved; or

                  (iii) the Company consolidates with, or amalgamates or merges with or into, another person or any person consolidates with, or amalgamates or merges with or into, the Company (including, in each of the foregoing cases, pursuant to a statutory arrangement), in any such event other than pursuant to a transaction in which the persons that "beneficially owned," directly or indirectly, the shares of the Company's Voting Stock immediately prior to such transaction, "beneficially own," directly or indirectly, immediately after such transaction, shares of the surviving or continuing corporation's Voting Stock representing at least a majority of the total voting power of all outstanding classes of the Voting Stock of the continuing or surviving corporation in substantially the same proportion as such ownership immediately prior to the transaction; or

                  (iv) the sale, lease, transfer or other conveyance or disposition of all or substantially all of the assets or property of the Company (including, in any such case, pursuant to a statutory arrangement) to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), including any group acting for the purpose of acquiring, holding, or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act; or

                  (v) the Company is liquidated or dissolved or the holders of the Company's Capital Stock approve any plan or proposal for the liquidation or dissolution of the Company;

         provided, however, that a Change in Control will not be deemed to have occurred if either:

                           (1) the Closing Sale Price for each of any twenty
                  (20) Trading Days during the thirty (30) Trading Days immediately preceding the Change in Control is equal to at least one hundred and five percent (105%) of the Conversion Price in effect on such Trading Day; or

                           (2) in the case of a merger, consolidation,
                  amalgamation or statutory arrangement (involving a business combination) all of the consideration (other than cash payments for fractional shares and pursuant to statutory appraisal rights) in the merger, consolidation, amalgamation or statutory arrangement constituting the Change in Control consists of common stock and any associated rights traded on a U.S. national securities exchange or quoted on The Nasdaq National Market

                  (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control), and, as a result of such transaction or transactions, the Securities become convertible solely into such common stock and associated rights.

          A "TERMINATION OF TRADING" shall occur if the Common Shares of the Company (or other common stock into which the Securities are then convertible) are neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

3.11     CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

         In connection with a Redemption of Securities, the Company may arrange, in lieu of Redemption, for the purchase and conversion of any Securities called for Redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Paying Agent in trust for the Holders whose Securities are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Paying Agent by the Company for Redemption of such Securities, is not less than the Redemption Price, together with accrued and unpaid interest, if any, to, but excluding, the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this ARTICLE III, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price or such accrued and unpaid interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in ARTICLE X) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. Upon receipt from the Company of a copy of such agreement, along with a Company Request directing the Paying Agent to accept money deposited with it by such investment bank(s) and/or purchaser(s) pursuant to such agreement and an Officers' Certificates stating that all conditions precedent specified in this SECTION 3.11 have been satisfied, the Paying Agent shall hold and pay to the Holders whose Securities are selected for Redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the Redemption of Securities. Without the prior written consent of the Trustee and the Paying Agent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, rights, immunities, responsibilities or obligations of the Trustee or Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Trustee and Paying Agent from, and hold them harmless against, any and all loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses (including counsel fees and expenses) incurred by the Trustee or Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of their powers, duties, responsibilities or obligations under this Indenture except to the extent arising from their bad faith, willful misconduct or negligence.

                                 IV. COVENANTS

4.01     PAYMENT OF SECURITIES.

         The Company shall pay all amounts due with respect to the Securities on the dates and in the manner provided in the Securities. All such amounts shall be considered paid on the date due if the Paying Agent holds (or, if the Company is acting as Paying Agent, the Company has segregated and holds in trust in accordance with SECTION 2.04) on that date money (and/or Common Shares, if applicable as provided in, and in accordance with, PARAGRAPH 12 of the Securities) sufficient to pay the amount then due with respect to the Securities.

         The Company shall pay interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the rate borne by the Securities.

4.02     MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-Registrar) where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust Office of the Trustee as an agency of the Company in accordance with SECTION 2.03.

4.03     REPORTS.

         (A) The Company will promptly provide to the Trustee and shall, upon request, provide to any Holder or beneficial owner of Securities or prospective purchaser of Securities that so requests, the information required to be delivered pursuant to Rule 144A(d)(4) until such time as the Securities and the underlying Common Shares have been registered, in accordance with the Registration Rights Agreement, by the Company for resale pursuant to a registration statement under the Securities Act declared effective by the SEC. In addition, the Company will furnish such Rule 144A(d)(4) information if, at any time while the Securities or the Common Shares issuable upon conversion of the Securities are restricted securities within the meaning of the Securities Act, the Company is not subject to the informational requirements of the Exchange Act.

         (B) The Company will comply with the provisions of TIA Section 314(a).

4.04     COMPLIANCE CERTIFICATE.

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status.

4.05     STAY, EXTENSION AND USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (in each case, to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

4.06     CORPORATE EXISTENCE.

         Subject to ARTICLE V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries in accordance with the respective organizational documents of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary, if in the good faith judgment of the Company (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such Subsidiary does not have a material adverse impact on the Holders.

4.07     NOTICE OF DEFAULT.

         In the event that any Default or Event of Default shall occur, the Company will give prompt written notice of such Default or Event of Default to the Trustee, and any remedial action proposed to be taken.

4.08     PAYMENT OF ADDITIONAL AMOUNTS.

         All payments made by or on behalf of the Company under or with respect to the Securities shall be made free and clear of, and without withholding or deduction for, or on account of, any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax, including without limitation any taxes imposed under Part XIII of the Canadian Tax Act ("CANADIAN TAXES"), unless the Company is required to withhold or deduct any amounts for, or on account of, Canadian Taxes pursuant to any applicable law or by virtue of the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount for, or on account of, Canadian Taxes from any payment made under or with respect to the Securities, the Company shall pay, in cash, as additional interest such additional amounts (such payments, together with the similar payments to be made by the Company pursuant to the immediately succeeding sentence, "ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction (including any withholding or deduction required to be made in respect of Additional Amounts) will not be less than the amount the Holder would have received if such Canadian Taxes had not been withheld or deducted. The Company shall make a similar payment to Holders, other than Excluded Holders (as defined below), that are exempt from withholding but are required to pay tax directly on amounts otherwise subject to withholding; provided, that no Additional Amounts shall be payable with respect to a payment made to a Holder in respect of a beneficial owner of Securities (an "EXCLUDED HOLDER") (i) with which the Company does not deal at arm's length (within the meaning of the Canadian Tax Act) at the time of making such payment, (ii) which is subject to such Canadian Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes, (iii) which has executed a Notice of Election Upon Tax Redemption and has not withdrawn such Notice of Election Upon Tax Redemption or
(iv) which is subject to such Canadian Taxes by reason of any connection between such beneficial owner and Canada or any province or territory thereof other than the mere holding of Securities or the receipt of payments thereunder. If the Company shall be required to make such withholding or deduction, the Company shall remit the full amount deducted or withheld to the relevant tax or receiving authority in accordance with, and within the time required by, applicable law. The Company shall furnish to the Trustee, within 30 days after the date the payment of any Canadian Taxes are due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company shall indemnify and hold harmless each Holder (other than Excluded Holders), and, upon written request, reimburse such Holder, for the amount of
(I) any Canadian Taxes not withheld or deducted by the Company and levied or imposed on and paid by such Holder or beneficial owner as a result of payments made under or with respect to the Securities, (II) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto and
(III) any Canadian Taxes imposed with respect to any payment made under clauses
(I) or (II) above. The Company shall indemnify the Trustee against, and reimburse the Trustee for, any loss, liability or expense related to the aforementioned.

         At least thirty (30) days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company is aware that it will be obligated to pay any Additional Amounts with respect to such payment, the Company shall deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and setting forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the relevant payment date.

         Whenever in this Indenture there is reference, in any context, to the payment of principal and interest or any other amount payable under or with respect to any Security, such reference shall be deemed to include the payment of Additional Amounts provided for in this SECTION 4.08 to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment. Without limiting the generality of the foregoing, references herein to the Option Purchase Price, Redemption Price, Tax Redemption Price, Repurchase Price, principal amount, interest (including, without limitation, interest payable as herein provided on a scheduled interest payment date and accrued and unpaid interest payable as herein provided upon Repurchase at Holder's Option, Redemption, Tax Redemption, Repurchase Upon Repurchase Event or maturity), such reference shall be deemed to include, in each case, Additional Amounts to the extent Additional Amounts are or would be payable with respect thereto.

                                 V. SUCCESSORS

5.01     WHEN COMPANY MAY MERGE, ETC.

         The Company shall not consolidate with, or amalgamate or merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to, another person (including, in any such case, pursuant to a statutory arrangement), whether in a single or series of related transactions, unless (i) such other person is a corporation organized under the laws of the United States, any State thereof or the District of Columbia or the laws of Canada or any province or territory thereof; (ii) such person assumes by supplemental indenture all the obligations of the Company, under the Securities and this Indenture; and (iii) immediately after giving effect to the transaction, no Default or Event of Default shall exist.

         The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel, which may rely upon such Officers' Certificate as to the absence of Defaults and Events of Default and stating that the proposed transaction and such supplemental indenture will, upon consummation of the proposed transaction, comply with this Indenture.

5.02     SUCCESSOR SUBSTITUTED.

         Upon any consolidation, amalgamation, statutory arrangement or merger or sale, conveyance, transfer, lease, or other disposition of all or substantially all of the assets of the Company, the successor person formed by such consolidation, amalgamation, statutory arrangement or into which the Company is merged or to which such sale, conveyance, transfer, lease, or other disposition is made shall succeed to, and, except in the case of a lease, be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. When the successor assumes all obligations of the Company hereunder, except in the case of a lease, all obligations of the predecessor shall terminate.

                           VI. DEFAULTS AND REMEDIES

6.01     EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" occurs if:

                  (i) the Company fails to pay the principal of or premium, if any, in each case including Additional Amounts, of any Security when the same becomes due and payable, whether at maturity, upon Redemption or Tax Redemption, on an Option Purchase Date with respect to a Repurchase at Holder's Option, on a Repurchase Date with respect to a Repurchase Upon Repurchase Event or otherwise;

                  (ii) the Company fails to pay an installment of interest or liquidated damages, in each case including Additional Amounts, on the Securities when due, if such failure continues for thirty (30) days after the date when due;

                  (iii) the Company fails to timely provide a Repurchase Event Notice, or an Option Purchase Notice, as required by the provisions of this Indenture;

                  (iv) the Company fails to comply with any other term, covenant, or agreement set forth in the Securities or this Indenture and such failure continues for the period, and after the notice, specified below;

                  (v) the Company or any of its Subsidiaries defaults in the payment when due, after the expiration of any applicable grace period, of principal of, or premium, if any, or interest on Indebtedness for money borrowed, in the aggregate principal amount then outstanding of ten million U.S. dollars (US$10,000,000) or more, or the acceleration of indebtedness for money borrowed in such aggregate principal amount so that it becomes due and payable prior to the date on which it would otherwise become due and payable and such acceleration is not rescinded or such default is not cured within thirty (30) days after notice to the Company by the Trustee or to the Company and the Trustee by holders of not less than twenty five percent (25%) in the aggregate principal amount of the Securities then outstanding, each in accordance with this Indenture;

                  (vi) the Company or any of its Subsidiaries fails to pay final judgments, the uninsured portion of which aggregates in excess of twenty five million U.S. dollars (US$25,000,000), and such judgments are not paid, discharged or stayed for a period of thirty (30) days;

                  (vii) the Company or any of its Significant Subsidiaries or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company pursuant to, or within the meaning of, any Bankruptcy Law:

                           (A) commences a voluntary case or assignment,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case or assignment,

                           (C) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its
                  creditors; or

                  (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any of its
                  Significant Subsidiaries or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company in an involuntary case, assignment or proceeding, or adjudicates the Company or any of its Significant Subsidiaries or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company insolvent or bankrupt,

                           (B) appoints a Custodian of the Company or any of its
                  Significant Subsidiaries or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company for all or substantially all of the property of the Company or any such Significant Subsidiary or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company, as the case may be, or

                           (C) orders the winding up or liquidation of the
                  Company or any of its Significant Subsidiaries or any group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary of the Company, and the order or decree remains unstayed and in effect for ninety (90) consecutive days.

         The term "BANKRUPTCY LAW" means Title 11, U.S. Code, any similar Federal or State law for the relief of debtors or the Bankruptcy and Insolvency Act, R.S.C. 1985, C.B-3, as amended. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A default under CLAUSE (IV) is not an Event of Default until (I) the Trustee notifies the Company or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee of the default and (II) the default is not cured within thirty (30) days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT". If the Holders of twenty five percent (25%) in aggregate principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so. When a default is cured, it ceases.

6.02     ACCELERATION.

         If an Event of Default (other than an Event of Default specified in SECTION 6.01(VII) or (VIII) with respect to the Company) as to which the Trustee has received notice pursuant to the provisions of this Indenture occurs and is continuing, the Trustee by notice to the Company or the Holders of at least twenty five percent (25%) in principal amount of the Securities then outstanding by notice to the Company and the Trustee may declare the Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in SECTION 6.01(VII) or
(VIII) with respect to the Company occurs, the principal of and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind or annul an acceleration and its consequences if the rescission would not conflict with any order or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration and if all amounts due to the Trustee under SECTION
7.07 have been paid.

6.03     OTHER REMEDIES.

         Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

6.04     WAIVER OF PAST DEFAULTS.

         Subject to SECTIONS 6.07 and 9.02, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past Default or Event of Default and its consequences, other than (A) a Default or Event of Default in the payment of the principal of, premium, if any, interest, liquidated damages or Additional Amounts, on any Security, or in the payment of the Redemption Price, the Tax Redemption Price, the Option Purchase Price or the Repurchase Price (or accrued and unpaid interest, if any, payable as herein provided upon Redemption, Tax Redemption, Repurchase at Holder's Option or Repurchase Upon Repurchase Event), (B) a Default or Event of Default arising from a failure by the Company to convert any Securities into Common Shares or (C) any Default or Event of Default in respect of any provision of this Indenture or the Securities which, under SECTION 9.02, cannot be modified or amended without the consent of the Holder of each Security affected. When a Default or an Event of Default is waived, it is cured and ceases for every purpose of this Indenture.

6.05     CONTROL BY MAJORITY.

         The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the

Trustee is offered indemnity reasonably satisfactory to it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

6.06     LIMITATION ON SUITS.

         Except as provided in SECTION 6.07, a Securityholder may not pursue a remedy with respect to this Indenture or the Securities unless:

                  (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (ii) the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                  (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (iv) the Trustee does not comply with the request within sixty
         (60) days after receipt of notice, the request and the offer of indemnity; and

                  (v) during such sixty (60) day period, the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

6.07     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of all amounts due with respect to the Securities, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         Notwithstanding any other provision of this Indenture, the right of any Holder to bring suit for the enforcement of the right to convert the Security in accordance with this Indenture shall not be impaired or affected without the consent of the Holder.

6.08     COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in SECTION 6.01(i) or (II) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount due with respect to the Securities, including any unpaid and accrued interest.

6.09     TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Securityholders allowed in any judicial proceedings relative to the Company or its creditors or properties.

         The Trustee may collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

6.10     PRIORITIES.

         If the Trustee collects any money pursuant to this ARTICLE VI, it shall pay out the money in the following order:

         First:   to the Trustee for amounts due under SECTION 7.07;

         Second: to Securityholders for all amounts due and unpaid on the Securities, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

         Third:   to the Company.

         The Trustee, upon prior written notice to the Company may fix a record date and payment date for any payment by it to Securityholders pursuant to this
SECTION 6.10.

6.11     UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This SECTION 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to SECTION 6.07 or a suit by Holders of more than ten percent (10%) in aggregate principal amount of the outstanding Securities.

                                  VII. TRUSTEE

7.01     DUTIES OF TRUSTEE.

         (A) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (B) Except during the continuance of an Event of Default:

                  (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith, willful misconduct or negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (C) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (ii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 6.05.

         (D) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this SECTION 7.01.

         (E) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

7.02     RIGHTS OF TRUSTEE.

         (A) Subject to SECTION 7.01, the Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document; if, however, the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours to examine the relevant books, records and premises of the Company, personally or by agent or attorney upon reasonable prior notice.

         (B) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (C) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

         (D) The Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (E) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

         (F) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers conferred upon it by this Indenture.

         (G) The Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in ARTICLE IV. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except
(i) any Default or Event of Default occurring pursuant to SECTIONS 6.01(i) and
(II) or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification or obtained actual knowledge. Delivery of reports, information and documents to the Trustee under
ARTICLE IV (other than SECTIONS 4.04 and 4.07) is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         (H) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or direction of any of the Holders pursuant to this Indenture unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (I) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         (J) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         (K) Except to the extent such special, indirect or consequential loss or damage arises from the Trustee's bad faith, willful misconduct or negligence, the Trustee shall not be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) regardless of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (L) The Trustee shall be entitled to request from the Company written instructions setting forth any action proposed to be taken or omitted by the Trustee under this Indenture and the date on which such action shall be taken or such omission effected.

7.03     INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Security Agent may do the same with like rights. The Trustee, however, must comply with SECTIONS 7.10 and 7.11.

7.04     TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

7.05     NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing as to which the Trustee has received written notice pursuant to the provisions of this Indenture, the Trustee shall mail to each Securityholder, as its name appears in the security register, a notice of the Default or Event of Default within thirty
(30) days after the date such Default or Event of Default occurs or fifteen (15) days after such Default or Event of Default becomes known to the Trustee, whichever is later, unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of any amounts due with respect to any Security, the Trustee may withhold the notice if, and so long as it in good faith determines that, withholding the notice is in the interests of Securityholders.

7.06     REPORTS BY TRUSTEE TO HOLDERS.

         Within sixty (60) days after each May 15 beginning with May 15, 2004, the Trustee shall mail to each Securityholder if required by TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(c). In such event, the Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

7.07     COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all out-of-pocket expenses incurred by it. Such expenses shall include the compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee, the Paying Agent and their officers, employees, agents and contractors against any and all loss, liability, damage, claim or expense (including the reasonable fees and expenses of counsel and taxes other than those based upon the income of the Trustee) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers and duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence, bad faith or willful misconduct.

         To secure the Company's payment obligations in this SECTION 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay amounts due on particular Securities.

         The indemnity obligations of the Company with respect to the Trustee provided for in this SECTION 7.07 shall survive any resignation or removal of the Trustee and any discharge or termination of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in SECTION 6.01(VII) or (VIII) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

7.08     REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this SECTION 7.08.

         The Trustee may resign by so notifying the Company in writing thirty
(30) Business Days prior to such resignation. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (i) the Trustee fails to comply with SECTION 7.10;

                  (ii) the Trustee is adjudged a bankrupt or an insolvent;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company's expense), the Company or the Holders of at least ten percent (10%) in aggregate principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with SECTION 7.10, the Company or any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in SECTION 7.07.

7.09     SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is otherwise eligible hereunder.

7.10     ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least US$50 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

7.11     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                          VIII. DISCHARGE OF INDENTURE

8.01     TERMINATION OF THE OBLIGATIONS OF THE COMPANY.

         This Indenture shall cease to be of further effect if (a) either (i) all outstanding Securities (other than Securities replaced pursuant to SECTION
2.07 hereof) have been delivered to the Trustee for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity or upon Repurchase at Holder's Option, Redemption, Tax Redemption or Repurchase Upon Repurchase Event, and in either case the Company irrevocably deposits with the Trustee or the Paying Agent (if the Paying Agent is not the Company or any of its Affiliates) cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to SECTION 2.07 hereof) on the Maturity Date or an Option Purchase Date, Redemption Date, Tax Repurchase Date or Repurchase Date, as the case may be; (b) the Company pays to the Trustee all other sums payable hereunder by the Company; (c) no Default or Event of Default with respect to the Securities shall exist on the date of such deposit; (d) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound; and (e) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with; provided, however, that SECTIONS 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.15, 2.16,
2.17, 3.05, 3.09, 3.10, 4.01, 4.02, 4.05, 7.07 and 7.08 and ARTICLES VIII and X
shall survive any discharge of this Indenture until such time as the Securities have been paid in full and there are no Securities outstanding.

8.02     APPLICATION OF TRUST MONEY.

         The Trustee shall hold in trust money deposited with it pursuant to
SECTION 8.01. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of the principal of and any unpaid and accrued interest on the Securities.

8.03     REPAYMENT TO COMPANY.

         The Trustee and the Paying Agent shall promptly notify the Company of, and pay to the Company upon the request of the Company, any excess money held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon the written request of the Company any money held by them for the payment of the principal of and any unpaid and accrued interest that remains unclaimed for two
(2) years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense and request of the Company, cause to be published once in a newspaper of general circulation in the City of New York or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee and the Paying Agent shall, subject to applicable law, cease.

8.04     REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money in accordance with SECTIONS 8.01 and 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to SECTIONS
8.01 and 8.02 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with SECTIONS 8.01 and 8.02; provided, however, that if the Company has made any payment of amounts due with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                 IX. AMENDMENTS

9.01     WITHOUT CONSENT OF HOLDERS.

         The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any
Securityholder:

                  (i) to comply with SECTIONS 5.01 and 10.12;

                  (ii) to make any changes or modifications to this Indenture necessary in connection with the registration of the Securities under the Securities Act pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA;

                  (iii) to secure the obligations of the Company in respect of the Securities;

                  (iv) to add to the covenants of the Company described in this Indenture for the benefit of Securityholders or to surrender any right or power conferred upon the Company; and

                  (v) to make provisions with respect to adjustments to the Conversion Rate as required by this Indenture or to increase the Conversion Rate in accordance with this Indenture.

         In addition, the Company and the Trustee may enter into a supplemental indenture without the consent of Holders of the Securities to cure any ambiguity, defect, omission or inconsistency in this Indenture in a manner that does not adversely affect the rights of any Holder.

9.02     WITH CONSENT OF HOLDERS.

         The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities. Subject to SECTION 6.07, the Holders of a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any other Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to SECTION 6.04, may not:

                  (a) change the stated maturity of the principal of, or the payment date of any installment of interest or Additional Amounts, on, any Security;

                  (b) reduce the principal amount of, or any premium or interest, liquidated damages or Additional Amounts on, any Security;

                  (c) change the place or currency of payment of principal of, or any premium or interest, liquidated damages or Additional Amounts on, any Security;

                  (d) impair the right to institute suit for the enforcement of any payment on, or with respect to, any Security;

                  (e) modify the provisions with respect to the right of Holders pursuant to ARTICLE III to require the Company to purchase Securities on an Option Purchase Date or to repurchase Securities upon the occurrence of Repurchase Event in a manner adverse to Holders;

                  (f) modify the provisions of SECTION 2.18 in a manner adverse to Holders;

                  (g) adversely affect the right of Holders to convert Securities other than as provided in or under ARTICLE X;

                  (h) reduce the percentage of the aggregate principal amount of the outstanding Securities whose Holders must consent to a modification to or amendment of any provision of this Indenture;

                  (i) reduce the percentage of the aggregate principal amount of the outstanding Securities whose Holders must consent to a waiver of compliance with any provision of this Indenture or a waiver of any Default or Event of Default; or

                  (j) modify the provisions of this Indenture with respect to modification and waiver (including waiver of Events of Default), except to increase the percentage required for modification or waiver or to provide for consent of each affected Holder.

         Promptly after an amendment, supplement or waiver under SECTION 9.01 or this SECTION 9.02 becomes effective, the Company shall mail, or cause to be mailed, to Securityholders a notice briefly describing such amendment, supplement or waiver. Any failure of the Company to mail such notice shall not in any way impair or affect the validity of such amendment, supplement or waiver.

         It shall not be necessary for the consent of the Holders under this
SECTION 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

9.03     COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment, waiver or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

9.04     REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

         After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Securityholder unless it makes a change that requires, pursuant to SECTION 9.02, the consent of each Securityholder affected. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

9.05     NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security as directed and prepared by the Company about the changed terms and return it to the Holder. Alternatively, if the Company so determines and directs the Trustee pursuant to a Company Order, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

9.06     TRUSTEE PROTECTED.

         The Trustee shall sign any amendment, supplemental indenture or waiver authorized pursuant to this ARTICLE IX; provided, however, that the Trustee need not sign any amendment, supplement or waiver authorized pursuant to this ARTICLE IX that adversely affects the Trustee's rights, duties, liabilities or immunities. Before signing any amendment, supplemental indenture or waiver, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of

Counsel and an Officers' Certificate that such amendment, supplemental indenture or waiver is permitted or authorized pursuant to this Indenture.

                                 X. CONVERSION

10.01    CONVERSION PRIVILEGE; RESTRICTIVE LEGENDS.

         Subject to the provisions of SECTIONS 3.04, 3.07, 3.09 and 3.10, a Holder may convert a Security into Common Shares under the circumstances set forth in, and pursuant to, PARAGRAPH 12 of the Securities upon the satisfaction of the applicable conditions set forth in PARAGRAPH 12 of the Securities. The initial Conversion Rate is 56.1892 Common Shares per $1,000 principal amount. The Conversion Rate is subject to adjustment in accordance with SECTIONS 10.06 through 10.12.

         To the extent a Holder receives Common Shares upon conversion of a Security, such Holder shall receive, in addition to the Common Shares so received, the rights (whether or not such rights have been separated from the Common Shares prior to the time of conversion) pursuant to the Rights Agreement and all shareholders' rights plans the Company may hereafter implement.

         A Holder may convert a portion of the principal of such Security if the portion is $1,000 principal amount or an integral multiple of $1,000 principal amount. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

         Any Common Shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the Issue Date and the last date on which the Company or any Affiliate was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company, unless otherwise agreed by the Company and the Holder thereof).

10.02    CONVERSION PROCEDURE.

         To convert a Security, a Holder must satisfy the requirements of PARAGRAPH 12 of the Securities. As soon as practicable following the date (the "CONVERSION DATE") on which the Holder satisfies all those requirements, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of full Common Shares issuable upon the conversion, as provided in PARAGRAPH 12 of the Securities, and a check for the amount of cash payable in lieu of any fractional share. On and after the Conversion Date, the person in whose name such certificate is to be registered shall be treated as a shareholder of record of the Company, and all rights of the Holder of the Security to be converted shall terminate, other than the right to receive the Common Shares and cash deliverable as provided in the preceding sentence. A Holder of Securities is not entitled to any rights of a holder of Common Shares until such Holder has converted its Securities into Common Shares, or is deemed to be a shareholder of record of the Company, as provided in this paragraph, and then only to the extent such

Securities are deemed to have been so converted or such Holder is so deemed to be a shareholder of record. Upon delivery of the cash, if any, and Common Shares issuable upon conversion of the Securities to the Holder(s) thereof, the Company shall have discharged in full its obligations with respect to such Securities so converted.

         Except as provided in this ARTICLE X, no payment or adjustment will be made for accrued interest on, or liquidated damages with respect to, a converted Security or for dividends on any Common Shares issued on or prior to conversion. If any Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and prior to the related interest payment date, then, notwithstanding such conversion, the interest payable with respect to such Security on such interest payment date shall be paid on such interest payment date to the Holder of such Security at the close of business on such record date; provided, however, that such Security, when surrendered for conversion, must be accompanied by payment by the Holder(s) thereof to the Trustee on behalf of the Company of an amount equal to the interest payable on such interest payment date on the portion so converted; provided further, however, that such payment to the Trustee described in the immediately preceding proviso in respect of a Security surrendered for conversion shall not be required if such Security is either (A) called for Redemption pursuant to SECTION 3.04 and PARAGRAPHS 7 AND 8 of the Securities or
(B) called for Tax Redemption pursuant to SECTION 3.08 and PARAGRAPH 9 of the Securities

         If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

         Upon surrender of a Security that is converted in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

         If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding Business Day.

10.03    FRACTIONAL SHARES.

         The Company will not issue fractional Common Shares upon conversion of Securities and instead will deliver a check in an amount equal to the value of such fraction computed on the basis of the Closing Sale Price on the Conversion Date (or, if the Conversion Date is not a Trading Day, the Trading Day immediately before the Conversion Date).

10.04    TAXES ON CONVERSION.

         If a Holder converts its Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue, if any, of Common Shares upon the conversion. However, the Holder shall pay any such tax which is due because such shares are issued in a name other than such Holder's name. The Conversion Agent may refuse to deliver a certificate representing the Common Shares to be issued in a name other than such Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because such shares are to be issued in a name other than such Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

10.05    COMPANY TO PROVIDE STOCK.

         The Company shall reserve out of its authorized but unissued Common Shares or Common Shares held in its treasury enough Common Shares to permit the conversion of all of the Securities into Common Shares.

         All Common Shares which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable and shall be free of preemptive rights and free of any lien or adverse claim created by the Company.

         The Company shall comply with all securities laws regulating the offer and delivery of Common Shares upon conversion of Securities and shall list such shares on each national securities exchange, automated quotation system or other stock exchange on which the Common Shares are listed. Upon any adjustment to the Conversion Rate, the Company shall cause any additional Common Shares that shall be issuable upon conversion of the outstanding Notes to be listed on each national securities exchange, automated quotation system or other stock exchange on which the Common Shares are listed immediately before such adjustment.

10.06    ADJUSTMENT OF CONVERSION RATE.

         The Conversion Rate shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend in Common Shares to all holders of Common Shares, (2) make a distribution in Common Shares to all holders of Common Shares, (3) subdivide the outstanding Common Shares into a greater number of Common Shares or (4) combine the outstanding Common Shares into a smaller number of Common Shares, the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this SECTION 10.06(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights or warrants to all or substantially all holders of Common Shares, as the case may be, entitling them, for a period commencing on the record date for the determination of holders of Common Shares entitled to receive such rights or warrants and expiring not more than sixty (60) days after such record date, to subscribe for or purchase Common Shares (or securities convertible into Common Shares), at a price per share less than the then current market price (as determined pursuant to SECTION 10.06(g)) of Common Shares on such record date, the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date, plus the number of Common

         Shares so offered for subscription or purchase, and the denominator of which shall be the number of Common Shares outstanding at the close of business on such record date plus the number of Common Shares which the aggregate of the offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such current market price. Such adjustments shall become effective immediately after such record date.

                  (c) In case the Company shall dividend or distribute to all or substantially all holders of Common Shares shares of Capital Stock of the Company (other than Common Shares), evidences of Indebtedness or other assets (other than cash dividends), or shall dividend or distribute to all or substantially all holders of Common Shares rights or warrants to subscribe for securities (other than those referred to in SECTION 10.06(b)), then in each such case the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the current market price of Common Shares (as determined pursuant to SECTION 10.06(g)) on such date and the denominator shall be such current market price less the fair market value (as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the shares of Capital Stock, evidences of Indebtedness and other assets to be distributed or of such rights or warrants applicable to one Common Share, such increase to become effective immediately prior to the opening of business on the day following such record date; provided, however, that if such denominator is equal to or less than zero, then, in lieu of the foregoing adjustment to the Conversion Rate, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of its Securities, in addition to the Common Shares issuable (and cash, if any, payable) upon such conversion, an amount of shares of Capital Stock, evidences of Indebtedness, assets, rights and/or warrants that such Holder would have received had such Holder converted each Security on such record date. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in SECTION 10.06(b)) ("RIGHTS") pro rata to holders of Common Shares, the Company may, in lieu of making any adjustment pursuant to this SECTION 10.06(c), make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the Common Shares issuable (and cash, if any, payable) upon such conversion (the "CONVERSION SHARES"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "DISTRIBUTION DATE"), the same number of Rights to which a holder of a number of Common Shares equal to the number of shares of Conversion Shares would be entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of Common Shares into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights. In the event that the Company implements a shareholders' rights plan after the date hereof or amends, supplements or supercedes the Rights Agreement, the Company shall provide that the Holders will receive upon conversion of their Securities, in addition to Common Shares issuable (and cash, if any, payable) upon such conversion, the rights described therein (whether or not the rights have been separated from the Common Shares prior to the time of conversion), subject to the limitations set forth in such shareholders' rights plan. Any distribution of rights or warrants pursuant to a shareholders' rights plan complying with the requirements set forth in the two preceding sentences of this paragraph shall not constitute a distribution of rights or warrants pursuant to this SECTION 10.06(c).


                  (d) In case the Company shall, by dividend or otherwise, at any time make a distribution of cash (excluding any cash that is distributed as part of a distribution requiring a Conversion Rate adjustment pursuant to SUBSECTION (e) below) to all or substantially all holders of Common Shares, the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date for the determination of holders of Common Shares entitled to such distribution by a fraction (A) whose numerator shall be the current market price per Common Share (as determined pursuant to SECTION 10.06(g)) on such record date and (B) whose denominator shall be an amount equal to (a) such current market price per Common Share less (b) the lesser of (i) the amount of the distribution per Common Share and (ii) such current market price per Common Share; provided, however, that the Conversion Rate shall not be adjusted pursuant to this SECTION 10.06(d) to the extent, and only to the extent, such adjustment would cause the Conversion Price to be less than one cent ($0.01); provided further that, if the denominator of such fraction shall be zero, the Conversion Rate shall be instead adjusted so that the Conversion Price is equal to one cent ($0.01). An adjustment to the Conversion Rate pursuant to this SECTION 10.06(d) shall become effective immediately prior to the opening of business on the day immediately following such record date.

                  (e) In case the Company or any Subsidiary shall distribute cash or other consideration in respect of a tender offer or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Shares where the sum of the aggregate amount of such cash distributed and the aggregate fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the "AGGREGATE AMOUNT") expressed as an amount per Common Share validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged Common Shares, the "PURCHASED SHARES") exceeds the current market price per Common Share (as determined pursuant to SECTION 10.06(g)) on the last date (such last date, the "EXPIRATION DATE") on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the Expiration Date by a fraction (A) whose numerator is equal to the sum of (I) the Aggregate Amount and (II) the product of (a) the current market price per Common Share (as determined pursuant to SECTION 10.06(g)) on the Expiration Date and (b) an amount equal to (i) the number of Common Shares outstanding as of the last time (the "EXPIRATION TIME") at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer less (ii) the Purchased Shares and (B) whose denominator is equal to the product of (I) the number of Common Shares outstanding as of the Expiration Time (including all Purchased Shares) and (II) the current market price per Common Share on the Expiration Date.

          An adjustment, if any, to the Conversion Rate pursuant to this SECTION 10.06(e) shall become effective immediately prior to the opening of business on the Business Day following the Expiration Date. In the event that the Company or a Subsidiary is obligated to purchase Common Shares pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender offer or exchange offer had not been made. If the application of this SECTION 10.06(e) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this SECTION 10.06(e).

                  (f) In addition to the foregoing adjustments in SUBSECTIONS
         (a), (b), (c), (d) AND (e) above, the Company, from time to time and to the extent permitted by law, may increase the Conversion Rate by any amount for a period of at least twenty (20) days or such longer period as may be required by law, if the Board of Directors has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Company. Such Conversion Rate increase shall be irrevocable during such period. The Company shall give notice to the Trustee and cause notice of such increase to be mailed to each Holder of Securities at such Holder's address as the same appears on the registry books of the Registrar, at least fifteen
         (15) days prior to the date on which such increase commences.

                  (g) For the purpose of any computation under SUBSECTIONS (a),
         (b), (c) AND (d) above of this SECTION 10.06, the current market price per Common Share on the date fixed for determination of the shareholders entitled to receive the issuance or distribution requiring such computation (the "DETERMINATION DATE") shall be deemed to be the average of the Closing Sale Prices for the ten (10) consecutive Trading Days immediately preceding the Determination Date, and, for the purpose of any computation under SECTION 10.06(e) the current market price per Common Share on the Expiration Date for the tender offer or exchange offer requiring such computation shall be deemed to be the average of the Closing Sale Price for the ten (10) consecutive Trading Days immediately preceding the Expiration Date; provided, however, that (i) if the "ex" date for any event (other than the event requiring such computation) that requires an adjustment to the Conversion Rate pursuant to SUBSECTION (a), (b), (c), (d) OR (e) above occurs on or after the tenth (10th) Trading Day prior to the Determination Date, Expiration Date, whichever is applicable, and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the event requiring such computation) that requires an adjustment to the Conversion Rate pursuant to SUBSECTION (a), (b), (c), (d) OR (e) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the Determination Date or the Expiration Date, whichever is applicable, the Closing Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the event requiring such computation is on or prior to the Determination Date or Expiration Date, whichever is applicable, after taking into account any adjustment required pursuant to CLAUSE (i) OR (II) of this proviso, the Closing Sale Price for each Trading Day on and after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for the purposes of this SECTION 10.06, whose determination shall be conclusive and described in a Resolution of the Board of Directors) of the evidences of Indebtedness, shares of Capital Stock or other securities or assets or cash being distributed (in the event requiring such computation) applicable to one Common Share as of the close of business on the day before such "ex" date.

         For purposes of this subsection, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade the regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade the regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer or exchange offer means the first date on which the Common Share trades the regular way on such exchange or in such market after the expiration time of such tender offer or exchange offer (as it may be amended or extended).

10.07    NO ADJUSTMENT.

         No adjustment in the Conversion Rate shall be required until cumulative adjustments amount to one percent (1%) or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this
SECTION 10.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this ARTICLE X shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         If any rights, options or warrants issued by the Company as described in SECTION 10.06 are only exercisable upon the occurrence of certain triggering events, then the Conversion Rate will not be adjusted as provided in SECTION
10.06 until the earliest of such triggering event occurs. Upon the expiration or termination of any rights, options or warrants without the exercise of such rights, options or warrants, the Conversion Rate then in effect shall be adjusted immediately to the Conversion Rate which would have been in effect at the time of such expiration or termination had such rights, options or warrants, to the extent outstanding immediately prior to such expiration or termination, never been issued.

         If any dividend or distribution is declared and the Conversion Rate is adjusted pursuant to SECTION 10.06 on account of such dividend or distribution, but such dividend or distribution is thereafter not paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect had such dividend or distribution not been declared.

         No adjustment need be made for a transaction referred to in this
ARTICLE X if Securityholders are to participate in the transaction without conversion on a basis and with notice that the Board of Directors determines in good faith to be fair and appropriate in light of the basis and notice on which holders of Common Shares participate in the transaction.

         Except as otherwise provided in this Indenture, no adjustment to the Conversion Rate shall be required for the issuance of Common Shares or the right to purchase Common Shares or any convertible or exchangeable securities.

10.08    OTHER ADJUSTMENTS.

         In the event that, as a result of an adjustment made pursuant to
SECTION 10.06 hereof, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock other than Common Shares, thereafter the Conversion Rate of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in this ARTICLE X.

10.09    ADJUSTMENTS FOR TAX PURPOSES.

         The Company may make such increases in the Conversion Rate, in addition to those required by SECTION 10.06 hereof, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution or rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company or to its shareholders will not be taxable to the recipients thereof.

10.10    NOTICE OF ADJUSTMENT.

         Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

10.11    NOTICE OF CERTAIN TRANSACTIONS.

         In the event that:

                  (1) the Company takes any action which would require an adjustment in the Conversion Rate;

                  (2) the Company takes any action that would require a supplemental indenture pursuant to SECTION 10.12; or

                  (3) there is a dissolution or liquidation of the Company;

the Company shall mail to Holders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be, of any transaction referred to in CLAUSE (1), (2) or (3) of this SECTION 10.11. The Company shall mail such notice at least fifteen (15) days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in CLAUSE
(1), (2) or (3) of this SECTION 10.11.

10.12 EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, AMALGAMATIONS, STATUTORY ARRANGEMENTS, MERGERS, BINDING SHARE EXCHANGES OR SALES ON CONVERSION PRIVILEGE.

         If any of the following shall occur, namely: (i) any reclassification or change in the Common Shares issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, amalgamation, statutory arrangement, merger or binding share exchange to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, the Common Shares or (iii) any sale or conveyance of all or substantially all of the property or business of the Company, then the Company or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance by a holder of the number of Common Shares deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance, assuming that such Holder would not have exercised any rights of election that such Holder would have had as a holder of Common Shares to select a particular type of consideration. Such supplemental indenture shall provide for adjustments of the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Rate provided for in this ARTICLE X. The foregoing, however, shall not in any way affect the right a Holder of a Security may otherwise have, pursuant to CLAUSE
(II) of the last sentence of the first paragraph of SECTION 10.06(c) hereof, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Shares includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this
SECTION 10.12 shall similarly apply to successive consolidations, amalgamations, statutory arrangements, mergers, binding share exchanges, sales or conveyances.

         Notwithstanding the foregoing, if, prior to the date that is five (5) years plus one (1) day from the Issue Date, Holders would otherwise be entitled to receive, upon conversion of the Securities, any property (including cash) or securities of a company ("INELIGIBLE CONSIDERATION") that would not constitute "prescribed securities" for the purpose of clause 212(1)(b)(vii)(E) of the Canadian Tax Act ("PRESCRIBED SECURITIES"), such Holders shall not be entitled to receive such Ineligible Consideration; provided, however, that the Company or the successor or acquiror, as the case may be, shall have the right (at the sole option of the Company or the successor or acquiror, as the case may be) to deliver either such Ineligible Consideration or Prescribed Securities with a market value comparable to such Ineligible Consideration (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution). The Company shall give notice to Holders at least thirty (30) days prior to the effective date of such transaction in writing and by release to a business newswire stating the consideration into which the Securities will be convertible after the effective date of such transaction. After such notice is given, the Company or the successor or acquiror, as the case may be, may not change the consideration to be delivered upon conversion of the Securities, except in accordance with any provision of this Indenture other than this SECTION 10.12.

         In the event the Company shall execute a supplemental indenture pursuant to this SECTION 10.12, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, amalgamation, statutory arrangement, merger, binding share exchange, sale or conveyance and any adjustment to be made with respect thereto.

10.13    TRUSTEE'S DISCLAIMER.

         The Trustee has no duty to determine when an adjustment under this
ARTICLE X should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to SECTION 10.10 hereof. The Trustee shall not be accountable for, and makes no representation as to, the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the failure by the Company to comply with any provisions of this ARTICLE X.

         The Trustee shall not be under any responsibility to determine whether a supplemental indenture must be executed pursuant to this ARTICLE X nor shall the Trustee have any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to SECTION
10.12 but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to
SECTION 10.12 hereof.

                               XI. MISCELLANEOUS

11.01    TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision of the TIA shall control.

11.02    NOTICES.

         Any notice or communication by the Company or the Trustee to one or both of the others is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery or facsimile transmission to the other parties' addresses stated in this SECTION 11.02. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be mailed or sent by facsimile transmission to its address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

         If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Securityholders, it shall mail or send by facsimile transmission a copy to the Trustee and each Security Agent at the same time.

         All notices or communications shall be in writing.

         The Company's address is:

         QLT Inc.
         887 Great Northern Way
         Vancouver, B.C. V5T 4T5
         Canada
         Facsimile: (604) 707-7001

         The Trustee's address is:

         The Bank of New York
         101 Barclay Street, Floor 21-West
         New York, New York 10286
         Attn: Corporate Trust Administration
         Facsimile: (212) 815-5802

11.03    COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

11.04    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate or certificates of public officials as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

11.05    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

11.06    RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

11.07    LEGAL HOLIDAYS.

         A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the City of New York, in the State of New York or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

         A "BUSINESS DAY" is a day other than a Legal Holiday.

11.08    DUPLICATE ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

11.09    GOVERNING LAW.

         The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Indenture and the Securities.

11.10    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

11.11    SUCCESSORS.

         All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

11.12    SEPARABILITY.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

11.13    TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

11.14    CALCULATIONS IN RESPECT OF THE SECURITIES.

         The Company and its agents (including, without limitation, the Bid Solicitation Agent) shall make all calculations under this Indenture and the Securities in good faith. In the absence of manifest error, such calculations shall be final and binding on all Holders. The Company shall provide a copy of such calculations to the Trustee as required hereunder.

11.15    JUDGMENT CURRENCY.

         The Company hereby covenants and agrees that the following provisions shall apply to conversion of currency in the case of this Agreement:

         (A) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the "JUDGMENT CURRENCY") an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day which judgment is given or the order of enforcement is made, as the case may be. The term "RATE(s) OF EXCHANGE" shall mean the rate at which the Trustee is able or would have been able on the relevant date to purchase, at such money center bank in the City of New York as the Trustee designates at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

         (B) The Company hereby agrees to indemnify the Holders and the Trustee against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Indenture and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Company on the date of payment of judgment or order is able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

         (C) All calculations under this Indenture based on amounts which are initially in Canadian Dollars will be converted into United States Dollars based on the rate of exchange in effect on the date of calculation, and vice versa.

11.16    APPOINTMENT OF AGENT FOR SERVICE OF PROCESS.

         The Company hereby appoints, without power of revocation, CT Corporations System, as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                     QLT, INC.


                                     By: /s/ Paul J. Hastings
                                         --------------------------------------
                                         Name: Paul J. Hastings
                                         Title: President and Chief
                                                Executive Officer



                                     THE BANK OF NEW YORK, as Trustee



                                     By: /s/ Thomas E. Tabor
                                         --------------------------------------
                                         Name: Thomas E. Tabor
                                         Title: Vice President

                                                                       EXHIBIT A

                               [Face of Security]

                                    QLT INC.

Certificate No.
                -------

    [INSERT PRIVATE PLACEMENT LEGEND AND GLOBAL SECURITY LEGEND AS REQUIRED]


                       3% Convertible Senior Note due 2023
                             CUSIP No.
                                       ------------

         QLT Inc., a British Columbia company (herein called the "COMPANY"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of ______________ U.S. dollars (US$__________) on September 15, 2023 and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

         Interest Payment Dates: March 15 and September 15, with the first payment to be made on March 15, 2004.

         Record Dates: March 1 and September 1.

         The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

         IN WITNESS WHEREOF, QLT INC. has caused this instrument to be duly signed.

                                       QLT INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


Dated:
       ----------------

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee


By:
   ---------------------------------
         Authorized Signatory

Dated:
       ------------------

                              [REVERSE OF SECURITY]

                                    QLT INC.

                       3% CONVERTIBLE SENIOR NOTE DUE 2023


         1. INTEREST. QLT Inc., a British Columbia company (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on March 15 and September 15 of each year, with the first payment to be made on March 15, 2004. Interest on the Securities will accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, August 15, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. MATURITY. The Securities will mature on September 15, 2023.

         3. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date; provided, however, that accrued and unpaid interest payable, as provided in the Indenture, on a Security upon Repurchase at Holder's Option or Repurchase Upon Repurchase Event shall instead be paid to the Holder surrendering such Security for Repurchase at Holder's Option or Repurchase Upon Repurchase Event, as the case may be. Holders must surrender Securities to a Paying Agent to collect the principal, Redemption Price, Tax Redemption Price, Option Purchase Price or Repurchase Price of the Securities, plus, if applicable, accrued and unpaid interest, if any, payable as herein provided upon Redemption, Tax Redemption, Repurchase at Holder's Option or Repurchase Upon Repurchase Event, as the case may be. The Company will pay all amounts due with respect to the Securities in money of the United States that at the time of payment is legal tender for payment of public and private debts. If this Security is in global form, the Company will pay interest on the Securities by wire transfer of immediately available funds to the account specified by the Holder. With respect to securities held other than in global form, the Company will make payments by wire transfer of immediately available funds to the account specified by the Holders thereof or, if no such account is specified with respect to a Holder, by mailing a check to the Holder's registered address.

         4. PAYING AGENT, REGISTRAR, CONVERSION AGENT. Initially, The Bank of New York (the "TRUSTEE"), will act as Paying Agent, Registrar, Bid Solicitation Agent and Conversion Agent. The Company may change any Paying Agent, Registrar, Bid Solicitation Agent or Conversion Agent without notice.

         5. INDENTURE. The Company issued the Securities under an Indenture dated as of August 15, 2003 (the "INDENTURE") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "ACT") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured senior obligations of the Company limited to US$150,000,000 aggregate principal amount (US$172,500,000 if the Initial Purchasers have elected to exercise the Option to purchase an additional US$22,500,000 of the Securities), except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

         6. ADDITIONAL AMOUNTS. The Company will pay to the Holders such Additional Amounts as may become payable under SECTION 4.08 of the Indenture.

         7. OPTIONAL REDEMPTION. The Securities will be redeemable prior to maturity at the option of the Company, in whole or in part, at any time on or after September 15, 2008 (the date of such time, the "REDEMPTION DATE"), at a redemption price equal to one hundred percent (100%) of the principal amount of the Securities to be redeemed, plus any accrued and unpaid interest to, but excluding, the Redemption Date; provided, that if such Redemption Date is also an interest payment date, such accrued and unpaid interest with respect to a Security called for Redemption will be paid on such interest payment date to the Holder of record of such Security at the close of business on the relevant record date; provided further, that the Company will make at least ten (10) semi-annual interest payments with respect to the Securities prior to redeeming any Securities under this PARAGRAPH 7.

         If the Paying Agent (other than the Company) holds on the Redemption Date money sufficient to pay the aggregate Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Redemption Date, payable on the Redemption Date with respect to a Security, then (unless the Company defaults in the payment of the Redemption Price or such accrued and unpaid interest) on and after the Redemption Date such Security shall be deemed to be no longer outstanding, interest on such Security shall cease to accrue, and such Security shall be deemed paid whether or not such Security is delivered to the Paying Agent. Thereafter, all rights of the Holder of such Security shall terminate with respect to such Security, other than the right to receive the Redemption Price plus such accrued and unpaid interest.

         8. NOTICE OF REDEMPTION. Notice of Redemption will be mailed at least thirty (30) days but not more than sixty (60) days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000 principal amount.

         9. REDEMPTION FOR TAX REASONS. The Company may, at its option, redeem the Securities, in whole but not in part, at one hundred percent (100%) of the principal amount of the Securities, plus accrued and unpaid interest, if any, to, but excluding, the Tax Redemption Date if:

                  (i) the Company has become, or would become, obligated to pay to the Holders Additional Amounts that, in the aggregate, are more than de minimis as a result of any amendment or change occurring after August 12, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority or any change occurring after August 12, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative determination);

                  (ii) the Company cannot avoid the obligation to pay such non-de minimis Additional Amounts by taking reasonable measures available to it;

                  (iii) the Company delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to (I) such change in such laws, regulations, interpretation or application and (II) the obligation of the Company to pay such non-de minimis Additional Amounts; and

                  (iv) at least thirty (30) days but not more than sixty (60) days before the date (the "TAX REDEMPTION DATE") the Securities are to be redeemed pursuant a Tax Redemption, the Company mails, or causes to be mailed, by first-class mail to each Holder, at the address of such Holder appearing in the security register, a notice of Tax Redemption containing the information specified in SECTION 3.08(E) of the indenture; provided, however, that (I) the Company shall not mail, or cause to be mailed, a notice of Tax Redemption earlier than sixty (60) Business Days prior to the earliest date on or from which the Company would be obligated to pay any such non-de minimis Additional Amounts and (II) the Company shall not mail, or cause to be mailed, a notice of Tax Redemption unless, at the time of such mailing, the circumstances creating the Company's obligation to pay such non-de minimis Additional Amounts are in effect.

         Except in respect of Excluded Holders, the Company shall not, and shall not cause any Paying Agent or the Trustee to, deduct from the Tax Redemption Price, or from the accrued and unpaid interest payable as herein provided upon Tax Redemption, any amounts on account of, or in respect of, any Canadian withholding taxes.

         The right, pursuant to ARTICLE X, to convert Securities called for Tax Redemption shall terminate at the close of business on the Business Day immediately preceding the Tax Redemption Date.

         A Holder may elect not to have its Securities, or a portion thereof, redeemed pursuant to a Tax Redemption by delivering to the Paying Agent, no later than the close of business on the Business Day immediately preceding the Tax Redemption Date, a duly completed and signed Notice of Election Upon Tax Redemption (or any other form of written notice substantially similar thereto); provided, however, that no Additional Amounts shall be payable by the Company on any payment of interest or principal with respect to Securities for which such a Notice of Election Upon Tax Redemption is so delivered, and all payments by the Company with respect to such Securities shall be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld. A Holder that has not so delivered such a Notice of Election Upon Tax Redemption shall have its Securities redeemed pursuant to the Tax Redemption without further action. Notwithstanding anything herein to the contrary, a Holder may withdraw its Notice of Election Upon Tax Redemption by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Business Day immediately preceding the Tax Redemption Date, which notice of withdrawal must contain the information specified in SECTION 3.08(E)(x). The Paying Agent shall promptly notify the Company of the receipt by it of any such written notice of withdrawal thereof.

         10. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER. Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on September 15, 2008, September 15, 2013 and September 15, 2018 (each, an "OPTION PURCHASE DATE") at an Option Purchase Price, payable in cash, equal to one hundred percent (100%) of the Principal Amount at Maturity of Securities to be purchased, plus accrued and unpaid interest, if any, to, but excluding, applicable Option Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is twenty (20) Business Days prior to the applicable Option Purchase Date until the close of business on the Business Day immediately preceding the applicable Option Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

         Holders have the right to withdraw any Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If the Paying Agent (other than the Company) holds on the applicable Option Purchase Date money and/or Common Shares, if applicable and as provided in the Indenture, sufficient to pay the aggregate Option Purchase Price, and accrued and unpaid interest, if any, to, but excluding, such Option Purchase Date, payable in respect of Securities on such Option Purchase Date, then on and after such Option Purchase Date such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue, and such Securities shall be deemed paid whether or not such Securities are delivered to the Paying Agent. Thereafter, all other rights of the Holders of such Securities shall terminate with respect to such Securities, other than the right to receive the Option Purchase Price plus such accrued and unpaid interest.

         11. REPURCHASE AT OPTION OF HOLDER UPON A REPURCHASE EVENT. Subject to the terms and conditions of the Indenture, in the event of a Repurchase Event, each Holder of the Securities shall have the right, at the Holder's option, to require the Company to repurchase such Holder's Securities including any portion thereof which is $1,000 in principal amount or any integral multiple thereof on a date selected by the Company (the "REPURCHASE DATE") no later than thirty (30) days after the date on which notice of such Repurchase Event is mailed in accordance with the immediately succeeding paragraph, at a price equal to one hundred percent (100%) of the outstanding principal amount of such Security, plus accrued and unpaid interest to, but excluding, the Repurchase Date.

         Within thirty (30) days after the occurrence of the Repurchase Event, the Company is obligated to give notice of the occurrence of such Repurchase Event to each Holder. Such notice shall include, among other things, the date by which the Holder must notify the Company of such Holder's intention to exercise the Repurchase Right and of the procedure which such Holder must follow to exercise such right. To exercise the Repurchase Right, a Holder of Securities must, in accordance with the provisions of the Indenture, (i) deliver, no later than the close of business on the Business Day immediately preceding the Repurchase Date, written notice to the Paying Agent of the Holder's exercise of such right; and (ii) deliver, at any time after the delivery of such written notice, the Securities with respect to which the Holder is exercising its Repurchase Right, duly endorsed for transfer to the Company.

         A "REPURCHASE EVENT," which shall constitute an "event of failure" under the Indenture within the meaning of subparagraph 212(1)(b)(vii)(C) of the Canadian Tax Act, shall be deemed to have occurred upon the occurrence of either a "Change in Control" or a "Termination of Trading."

         A "CHANGE IN CONTROL" shall be deemed to have occurred at such time as:

                  (v) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the total voting power of all classes of the Company's Capital Stock entitled to vote generally in the election of directors; or

                  (vi) at any time the following persons cease for any reason to constitute a majority of the Company's Board of Directors:

                           (1) individuals who on the Issue Date constituted the
                  Company's Board of Directors; and

                           (2) any new directors whose election to the Company's
                  Board of Directors or whose nomination for election by the Company's shareholders was approved by at least a majority of the directors of the Company then still in office who were either directors of the Company on the Issue Date or whose election or nomination for election was previously so approved; or

                  (vii) the Company consolidates with, or amalgamates or merges with or into, another person or any person consolidates with, or amalgamates or merges with or into, the Company (including, in each of the foregoing cases, pursuant to a statutory arrangement), in any such event other than pursuant to a transaction in which the persons that "beneficially owned," directly or indirectly, the shares of the Company's Voting Stock immediately prior to such transaction, "beneficially own," directly or indirectly, immediately after such transaction, shares of the surviving or continuing corporation's Voting Stock representing at least a majority of the total voting power of all outstanding classes of the Voting Stock of the continuing or surviving corporation in substantially the same proportion as such ownership immediately prior to the transaction; or

                  (viii) the sale, lease, transfer or other conveyance or disposition of all or substantially all of the assets or property of the Company (including, in any such case, pursuant to a statutory arrangement) to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), including any group acting for the purpose of acquiring, holding, or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act; or

                  (ix) the Company is liquidated or dissolved or the holders of the Company's Capital Stock approve any plan or proposal for the liquidation or dissolution of the Company;

         provided, however, that a Change in Control will not be deemed to have occurred if either:

                           (1) the Closing Sale Price for each of any twenty
                  (20) Trading Days during the thirty (30) Trading Days immediately preceding the Change in Control is equal to at least one hundred and five percent (105%) of the Conversion Price in effect on such Trading Day; or

                           (2) in the case of a merger, consolidation,
                  amalgamation or statutory arrangement (involving a business combination) all of the consideration (other than cash payments for fractional shares and pursuant to statutory appraisal rights) in the merger, consolidation, amalgamation or statutory arrangement constituting the Change in Control consists of common stock and any associated rights traded on a U.S. national securities exchange or quoted on The Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control), and, as a result of such transaction or transactions, the Securities become convertible solely into such common stock and associated rights.

         A "TERMINATION OF TRADING" shall occur if the Common Shares of the Company (or other common stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

         12. CONVERSION.

         Conversion Based on Closing Sale Price of Common Shares. Subject to earlier Redemption, Tax Redemption, Repurchase at Holder's Option or Repurchase Upon Repurchase Event, Holders may surrender Securities in integral multiples of $1,000 principal amount for conversion into shares of the Company's Common Shares on any Business Day of a calendar quarter, beginning with the quarter ending December 31, 2003, if the Closing Sale Price of the Company's Common Shares for at least twenty (20) consecutive Trading Days in a period of thirty
(30) consecutive Trading Days ending on the last Trading Day of the immediately preceding calendar quarter exceeds one hundred and twenty percent (120%) of the Conversion Price in effect on such last Trading Day.

         Conversion Upon Satisfaction of Trading Price Condition. If the Securities are not otherwise then convertible, Securities in integral multiples of $1,000 principal amount may be surrendered for conversion into Common Shares any time during the five (5) Business Day period after any nine (9) consecutive Trading Day period (such nine (9) consecutive Trading Day Period, the "MEASUREMENT PERIOD") in which the average Trading Price per $1,000 principal amount of the Securities during the Measurement Period was equal to or less than ninety five percent (95%) of the average Conversion Value (as defined below) during the Measurement

Period (such condition, the "TRADING PRICE CONDITION"). In connection with any conversion, the Bid Solicitation Agent shall not have any obligation to determine the Trading Price unless the Company has requested such determination, and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of the Securities would be equal to or less than ninety five percent (95%) of the Conversion Value. Upon receipt of such evidence, the Company shall instruct the Bid Solicitation Agent to determine the Trading Price per $1,000 principal amount of the Securities for each of the nine (9) successive Trading Days immediately after the Company receives such evidence and on each Trading Day thereafter until the first Trading Day on which the Trading Price Condition is no longer satisfied. Notwithstanding anything to the contrary in this paragraph, no Securities shall be converted pursuant to this paragraph after September 15, 2018 if the Closing Sale Price on any Trading Day during the most recent Measurement Period during which the Trading Price Condition is satisfied is greater than the Conversion Price in effect during such Trading Day and less than or equal to 120% of such Conversion Price. For purposes of this paragraph, the "Conversion Value," on a given Trading Day, means the product of Closing Sale Price on such Trading Day and the Conversion Rate in effect on such Trading Day.

         Conversion Based on Redemption. A Security, or portion of a Security, which has been called for Redemption pursuant to PARAGRAPH 7, or for Tax Redemption pursuant to PARAGRAPH 9, may be surrendered in integral multiples of $1,000 principal amount for conversion into Common Shares; provided, however, that such Security or portion thereof may be surrendered for conversion pursuant to this paragraph only until the close of business on the Business Day immediately preceding the Redemption Date or the Tax Redemption Date, as the case may be.

         Conversion Upon Certain Distributions. If the Securities are not otherwise convertible, in the event that the Company takes any action that would require an adjustment to the Conversion Rate pursuant to SECTIONS 10.06(b), 10.06(c), 10.06(d), OR 10.06(e) of the Indenture, the Securities may be surrendered for conversion in integral multiples of $1,000 principal amount into Common Shares beginning on the date the Company gives notice to the Holders of such event as provided in SECTION 10.11 of the Indenture and at any time thereafter until the close of business on the Business Day immediately preceding the record date with respect to, or the effective date of, the applicable transaction or until the Company announces that such transaction will not take place.

         Conversion Upon Occurrence of Certain Corporate Transactions. If the Securities are not otherwise convertible, in the event the Company is a party to a consolidation, amalgamation, statutory arrangement, merger or binding share exchange pursuant to which the Common Shares would be converted into cash, securities or other property as set forth in SECTION 10.12 of the Indenture, or a sale or conveyance of all or substantially all of the property or business of the Company, the Securities may be surrendered in integral multiples of $1,000 principal amount for conversion into Common Shares at any time from and after the date which is fifteen (15) days prior to the date announced by the Company as the anticipated effective date of such transaction until the date that is fifteen (15) days after the actual effective date of such transaction, and, at the effective date of such transaction, the right to convert a Security into Common Shares will be deemed to have changed into a right to convert it into the kind and amount of cash, securities or other property which the Holder thereof would have received if such Holder had converted such

Holder's Security immediately prior to the transaction, assuming that such Holder would not have exercised any rights of election that such Holder would have had as a holder of Common Shares to select a particular type of consideration. Notwithstanding the foregoing, if, prior to the date that is five
(5) years plus one (1) day from the Issue Date, Holders would otherwise be entitled to receive, upon conversion of the Securities, any property (including cash) or securities of a company ("INELIGIBLE CONSIDERATION") that would not constitute "prescribed securities" for the purpose of clause 212(1)(b)(vii)(E) of the Canadian Tax Act ("PRESCRIBED SECURITIES"), such Holders shall not be entitled to receive such Ineligible Consideration; provided, however, that the Company or the successor or acquiror, as the case may be, shall have the right (at the sole option of the Company or the successor or acquiror, as the case may be) to deliver either such Ineligible Consideration or Prescribed Securities with a market value comparable to such Ineligible Consideration (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution). The Company shall give notice to Holders at least thirty (30) days prior to the effective date of such transaction in writing and by release to a business newswire stating the consideration into which the Securities will be convertible after the effective date of such transaction. After such notice is given, the Company or the successor or acquiror, as the case may be, may not change the consideration to be delivered upon conversion of the Securities, except in accordance with any provision of the Indenture other than SECTION 10.12.

         The initial Conversion Rate is 56.1892 Common Shares per $1,000 principal amount of Securities, or an effective initial Conversion Price of approximately $17.80 per share, subject to adjustment in the event of certain circumstances as specified in the Indenture. The Company will deliver a check in lieu of any fractional share. On conversion, no payment or adjustment for any unpaid and accrued interest, or liquidated damages with respect to, the Securities will be made, except as otherwise provided in the Indenture. If a Holder surrenders a Security for conversion between the record date for the payment of interest and prior to the related interest payment date, such Security, when surrendered for conversion, must be accompanied by payment of an amount equal to the interest thereon which the registered Holder at the close of business on such record date is to receive, unless such Security has been called for Redemption or Tax Redemption as described in the Indenture.

         To convert a Security, a Holder must (1) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (4) pay the amount of interest, if any, the Holder must pay as provided in the last sentence of the immediately preceding paragraph and (5) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or an integral multiple of $1,000 principal amount.

         Except as provided in the Indenture, any Common Shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the Issue Date and the last date on which the Company or any Affiliate was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws, as set forth in an Opinion of Counsel, unless otherwise agreed by the Company and the Holder thereof).

         13. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for Redemption or Tax Redemption in whole or in part, except the unredeemed portion of Securities to be redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of fifteen (15) days before the mailing of a notice of Redemption or Tax Redemption and in certain other circumstances provided in the Indenture.

         14. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

         15. MERGER OR CONSOLIDATION. The Company shall not consolidate with, or amalgamate or merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to, another person (including, in any such case, pursuant to a statutory arrangement), whether in a single or series of related transactions, unless (i) such other person is a corporation organized under the laws of the United States, any State thereof or the District of Columbia or the laws of Canada or any province or territory thereof; (ii) such person assumes by supplemental indenture all the obligations of the Company, under the Securities and the Indenture; and (iii) immediately after giving effect to the transaction, no Default or Event of Default shall exist.

         16. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. In accordance with the terms of the Indenture, without notice to or the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to (i) comply with SECTIONS
5.01 AND 10.12 of the Indenture; (ii) make any changes or modifications to the Indenture necessary in connection with the registration of the Securities under the Securities Act pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA; (iii) secure the obligations of the Company in respect of the Securities; (iv) add to covenants of the Company described in the Indenture for the benefit of Securityholders; (v) surrender any right or power conferred upon the Company; (vi) make provisions with respect to adjustments to the Conversion Rate as required by the Indenture or increase the Conversion Rate in accordance with the Indenture; and (vii) cure any ambiguity, defect, omission or inconsistency in the Indenture in a manner that does not adversely affect the rights of any Holder.

         17. DEFAULTS AND REMEDIES. Subject to the provisions of the Indenture, an Event of Default includes the occurrence of any of the following: (i) default in payment of principal or premium, in each case including Additional Amounts, whether at maturity, upon Redemption or Tax Redemption, on an Option Purchase Date with respect to a Repurchase at Holder's Option, on a Repurchase Date with respect to a Repurchase Upon Repurchase Event or otherwise; (ii) default for thirty (30) days in payment of interest or liquidated damages, in each case including Additional Amounts; (iii) failure to timely provide, as required, an Option Purchase Notice or a Repurchase Event Notice; (iv) failure by the Company for thirty (30) days after notice is given, as specified in the Indenture, to it to comply with any of its other agreements in the Indenture or the Securities;
(v) certain payment defaults or the acceleration of other Indebtedness of the Company and its Subsidiaries or certain payment defaults on final judgments; and
(vi) certain events of bankruptcy or insolvency involving the Company or its Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable immediately, except as provided in the Indenture. If an Event of Default specified in SECTION 6.01(VII) or (VIII) of the Indenture with respect to the Company occurs, the principal of and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment) if it determines that withholding notice is in the interests of the Securityholders. The Company must furnish an annual compliance certificate to the Trustee.

         18. REGISTRATION RIGHTS. The Holders are entitled to registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive liquidated damages in certain circumstances, all as set forth in the Registration Rights Agreement.

         19. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         20. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee or shareholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         21. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

         THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:



                                    QLT Inc.
                             887 Great Northern Way
                             Vancouver, B.C. V5T 4T5
                                     Canada

                              [FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER

-------------------------------------

--------------------------------------------------------------------------------
(please print or type name and address)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints


--------------------------------------------------------------------------------
Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:
      -------------------------------   ----------------------------------------

                                        NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.


Signature Guarantee:
                    ---------------------------------------------------------

         In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the Resale Restriction Termination Date, the undersigned confirms that it is making, and it has not utilized any general solicitation or general advertising in connection with, the transfer:

                                   [Check One]

(1)    ____    to the Company or any Subsidiary thereof; or

(2)    ____    pursuant to and in compliance with Rule 144A under the Securities
               Act of 1933, as amended; or

(3)    ____    pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(4)    ____    pursuant to the exemption from registration under the Securities
               Act of 1933, as amended, other than under Rule 144A or Rule 144;
               or

(5)    ____    pursuant to an effective registration statement under the
               Securities Act of 1933, as amended,

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

       [  ]   The transferee is an Affiliate of the Company. (If the Security is
transferred to an Affiliate, the restrictive legend must remain on the Security for at least two (2) years following the date of the transfer.)

              Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (4) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

              If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Dated:                                  Signed:
       ----------------------------            ---------------------------------
                                               (Sign exactly as name appears on
                                                the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A and acknowledges that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      --------------------------  ----------------------------------------------
                                  NOTICE: To be executed by an executive officer

                                CONVERSION NOTICE
To convert this Security into Common Shares of the, check the box:

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):


                               $
                                ------------------

If you want the stock certificate made out in another person's name, fill in the form below:


--------------------------------------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type other person's name, address and zip code)


--------------------------------------------------------------------------------

Date:                    Signature(s):
     ------------------               ------------------------------------------
                                      (Sign exactly as your name(s) appear(s) on
                                       the other side of this Security)


Signature(s) guaranteed by:
                           ----------------------------------------------------
                           (All signatures must be guaranteed by a guarantor
                            institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

                                 PURCHASE NOTICE


Certificate No. of Security:
                              -----------

         If you want to elect to have this Security purchased by the Company pursuant to SECTION 3.09 of the Indenture, check the box: [ ]

         If you checked the above box, then check the box below corresponding to the date on which you elect to have all or part of this Security purchased by the Company:

         September 15, 2008: [  ]
         September 15, 2013: [  ]
         September 15, 2018: [  ]

         If you want to elect to have this Security purchased by the Company pursuant to SECTION 3.10 of the Indenture, check the box: [ ]

         If you want to elect to have only part of this Security purchased by the Company pursuant to SECTIONS 3.09 OR 3.10 of the Indenture, as applicable, state the principal amount to be so purchased by the Company:

                      $
                       ----------------------------------
                       (in an integral multiple of $1,000)


Date:                              Signature(s):
     ------------------                          -------------------------------

                                   ---------------------------------------------
                                   (Sign exactly as your name(s) appear(s) on
                                    the other side of this Security)

Signature(s) guaranteed by:
                                   ---------------------------------------------

                                  (All signatures must be guaranteed by a
                                   guarantor institution participating in the
                                   Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

                     NOTICE OF ELECTION UPON TAX REDEMPTION


Certificate No. of Security:
                              -----------

         If you want to elect not to have this Security purchased by the Company pursuant to SECTION 3.08 of the Indenture, check the box: [ ]

         NOTE THAT NO ADDITIONAL AMOUNTS SHALL BE PAYABLE BY THE COMPANY ON ANY PAYMENT OF INTEREST OR PRINCIPAL WITH RESPECT TO THIS SECURITY IF THE BOX ABOVE IS CHECKED, AND ALL PAYMENTS BY THE COMPANY WITH RESPECT TO THIS SECURITY SHALL BE SUBJECT TO THE DEDUCTION OR WITHHOLDING OF ANY CANADIAN TAXES REQUIRED TO BE DEDUCTED OR WITHHELD.

         If you want to elect to have only part of this Security purchased by the Company pursuant to SECTION 3.08 of the Indenture, as applicable, state the principal amount to be so purchased by the Company:

                      $ ----------------------------------
                       (in an integral multiple of $1,000)



Date:                                 Signature(s):
     ------------------                            -----------------------------

                                      ------------------------------------------
                                     (Sign exactly as your name(s) appear(s) on
                                      the other side of this Security)


Signature(s) guaranteed by:
                                      ------------------------------------------
                                     (All signatures must be guaranteed by a
                                      guarantor institution participating in the
                                      Securities Transfer Agents Medallion
                                      Program or in such other guarantee program
                                      acceptable to the Trustee.)

                                   SCHEDULE A

           SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY 1


         The following exchanges of a part of this Global Security for an interest in another Global Security or for Securities in certificated form, have been made:



                                                                          Principal amount of
                           Amount of decrease    Amount of increase in        this Global           Signature or
                           in Principal amount    Principal amount of     Security following    authorized signatory
                             of this Global       this Global Security       such decrease       of Trustee or Note
    Date of Exchange            Security                                     (or increase)            Custodian









--------------------
1 This is included in Global Securities only.

                                                                     EXHIBIT B-1


                        FORM OF PRIVATE PLACEMENT LEGEND


         THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

         (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

         (2) AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THIS SECURITY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND

         (3) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY

                  (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF,

                  (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME
                      EFFECTIVE UNDER THE SECURITIES ACT,

                  (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH
                      RULE 144A UNDER THE SECURITIES ACT, OR

                  (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED
                      BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION
                      REQUIREMENTS OF THE SECURITIES ACT; AND

         (4) AGREES THAT UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE SECURITY MAY NOT BE TRANSFERRED OR SOLD IN CANADA OR TO OR FOR THE BENEFIT OF A RESIDENT OF CANADA PRIOR TO [INSERT DATE THAT IS FOUR MONTHS AFTER DATE OF ISSUE OF NOTE].

         PRIOR TO THE REGISTRATION OF ANY SUCH TRANSFER IN ACCORDANCE WITH THE FOREGOING, THE COMPANY AND THE TRUSTEE AND TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN



                                     B-1-1

         ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH APPLICABLE U.S. FEDERAL AND STATE SECURITIES LAWS AND PROVINCIAL AND TERRITORIAL SECURITIES LAWS IN CANADA.




                                     B-1-2

                                                                     EXHIBIT B-2

                       FORM OF LEGEND FOR GLOBAL SECURITY


         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE.


                                     B-2-1

                                                                       EXHIBIT C

          Form of Notice of Transfer Pursuant to Registration Statement


QLT Inc.
887 Great Northern Way
Vancouver, B.C. V5T 4T5
Canada
Attention: General Counsel

The Bank of New York
101 Barclay Street, Floor 21-West
New York, New York 10286
Attention: Corporate Trust Administration

   Re: QLT Inc. (the "COMPANY") 3% Convertible Senior Notes due 2023 (the "SECURITIES")

Ladies and Gentlemen:


         Please be advised that _____________ has transferred $___________ aggregate principal amount of the Securities or ________ Common Shares, without par value, of the Company issuable on conversion of the Securities ("STOCK") pursuant to an effective Shelf Registration Statement on Form S-3 (File No. 333-________).

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933 as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or Stock is named as a "SELLING SECURITY HOLDER" in the Prospectus dated _________, or in amendments or supplements thereto, and that the aggregate principal amount of the Securities, or number of shares of Stock transferred are [a portion of] the Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.


         We certify that:[check one only]


         [  ]     A.       We are NOT in Canada or resident in a province or
                           territory of Canada, and we do NOT hold the Securities or the Stock for the account or benefit of a person in Canada or a resident of a province or territory of Canada; or


         [  ]     B.       We are in Canada or are resident in a province or
                           territory of Canada or we hold the Securities or the Stock for the account or benefit of a person in Canada or a resident of a province or territory of Canada.

                                      Very truly yours,



                                      -------------------------
                                              (Name)

                                                                       EXHIBIT D


    Form of Opinion of Counsel in Connection with Registration of Securities



The Bank of New York
101 Barclay Street, Floor 21-West
New York, New York 10286
Attention: Corporate Trust Administration

Re: QLT Inc. (the "COMPANY") 3% Convertible Senior Notes due 2023 (the "SECURITIES")

Ladies and Gentlemen:


         Reference is made to the Securities issued pursuant to a certain Indenture dated as of August 15, 2003 by and between the Company and The Bank of New York, as trustee (the "TRUSTEE"). The Company issued US$150,000,000 principal amount of Securities on August 15, 2003 [and an additional US$_______________ on _________, 2003 [IF THE INITIAL PURCHASERS' OPTION IS EXERCISED]] in transactions exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (File No. 333-______) (the "REGISTRATION STATEMENT") relating to the registration under the Securities Act of US$______________ principal amount of the Securities and the Common Shares of the Company (the "SHARES") issuable upon conversion of the Securities being registered. The Registration Statement was declared effective by order of the SEC dated _____________.

         We have acted as counsel for the Company in connection with the issuance of the Securities and the preparation and filing of the Registration Statement and are familiar with the Securities, the Indenture, the Registration Statement, the above-mentioned SEC order and such other documents as are necessary to render this opinion.

         Based on the foregoing, it is our opinion that (1) the Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, (2) assuming that the Securities covered by the Registration Statement and the Shares issuable upon conversion of such Securities are sold by a relevant Holder specified in the Registration Statement in a manner specified in the Registration Statement, such sale of the Securities and Shares issuable upon conversion of the Securities will have been duly registered under the Securities Act and (3) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

Yours truly,








                                      D-1